                                                                     EXHIBIT 4.3


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                                 EQUITY CONTRACT
                                AGENCY AGREEMENT



                       BETWEEN FIRST SHARES BANCORP, INC.
                                 AND FIRST BANK


                                   ----------




                              ______________, 2002




                                   ----------







                           FIRST SHARES BANCORP, INC.


================================================================================

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----

                                                         ARTICLE I
                                            ISSUANCE, EXECUTION AND DELIVERY OF
                                                     EQUITY CONTRACTS

Section 1.01.     Issuance........................................................................................1
Section 1.02.     Execution and Delivery of Equity Contracts......................................................2
Section 1.03.     Further Provisions Relating to Issuance of Equity Contracts.....................................3

                                                        ARTICLE II
                                                    PURCHASE OF SHARES

Section 2.01.     Mandatory Purchase..............................................................................3
Section 2.02.     Optional Purchase...............................................................................4
Section 2.03.     Payment of Purchase Price.......................................................................4
Section 2.04.     Issuance of Shares..............................................................................5
Section 2.05.     Charges and Taxes...............................................................................6
Section 2.06.     Termination of Obligation.......................................................................6

                                                        ARTICLE III
                                                 ADJUSTMENT OF SHARE PRICE

Section 3.01.     Adjustments.....................................................................................7
Section 3.02.     Notice of Certain Corporate Action.............................................................10
Section 3.03.     Notice of Adjustments..........................................................................11
Section 3.04.     No Invalidation................................................................................11
Section 3.05.     No Changes in Form.............................................................................11

                                                        ARTICLE IV
                                             CANCELLATION OF EQUITY CONTRACTS
                                               UPON REDEMPTION OF DEBENTURES

Section 4.01.     Cancellation of Equity Contracts...............................................................11
Section 4.02.     Notice of Cancellation.........................................................................12
Section 4.03.     Payment to Obligors on Cancellation............................................................12

                                                         ARTICLE V
                                      OTHER PROVISIONS RELATING TO RIGHTS OF OBLIGORS

Section 5.01.     No Rights as Stockholder.......................................................................12
Section 5.02.     No Fractional Shares...........................................................................13

                                                        ARTICLE VI
                                                  TRANSFERS AND EXCHANGES

Section 6.01.     Registration of Transfers......................................................................13
Section 6.02.     Exchanges......................................................................................15
Section 6.03.     Mutilated or Missing Equity Contracts..........................................................17
Section 6.04.     Temporary Equity Contracts.....................................................................18
Section 6.05.     Delivery of Commonly Registered Debentures.....................................................18
Section 6.06.     Countersignature...............................................................................18
Section 6.07.     Charges and Taxes..............................................................................18
Section 6.08.     Registered Obligors............................................................................19

                                                        ARTICLE VII
                                                        COLLATERAL

Section 7.01.     Collateral; Valuation Thereof..................................................................19
Section 7.02.     Interest on Collateral.........................................................................20
Section 7.03.     Principal Payments on Collateral...............................................................20
Section 7.04.     No Obligation to Invest........................................................................21
Section 7.05.     Substitution of Collateral.....................................................................21
Section 7.06.     Release of Collateral Upon Exchange, Transfer, Payment, Cancellation...........................21
Section 7.07.     Default by Obligor.............................................................................23

                                                       ARTICLE VIII
                                           CONCERNING THE EQUITY CONTRACT AGENT

Section 8.01.     The Equity Contract Agent......................................................................23
Section 8.02.     Conditions of Obligations......................................................................24
Section 8.03.     Resignation and Appointment of Successor.......................................................25
Section 8.04.     Payment of Taxes...............................................................................26

                                                        ARTICLE IX
                                                       MISCELLANEOUS

Section 9.01.     Amendment......................................................................................27
Section 9.02.     Notices and Demands............................................................................27
Section 9.03.     Addresses......................................................................................27
Section 9.04.     Applicable Law.................................................................................27
Section 9.05.     Obtaining of Governmental Approvals............................................................27
Section 9.06.     Authorized Shares..............................................................................27
Section 9.07.     Persons Having Rights Under Agreement..........................................................28
Section 9.08.     Successor Corporation to be Substituted........................................................28
Section 9.09.     Headings.......................................................................................28
Section 9.10.     Counterparts...................................................................................28
Section 9.11.     Inspection of Agreement........................................................................28

         EQUITY CONTRACT AGENCY AGREEMENT, dated as of ______________, 2002, between FIRST SHARES BANCORP, INC., a corporation organized and existing under the laws of the State of Indiana (the "Corporation"), and FIRST BANK, a banking institution organized and existing under the laws of the State of Indiana, as Equity Contract Agent (the "Equity Contract Agent").

         WHEREAS, the Corporation intends to issue its 8% Redeemable Subordinated Debentures Due July 1, 2011 (the "Debentures") pursuant to an indenture dated as of the date hereof (the "Indenture") between the Corporation and The Huntington National Bank, as trustee (the "Trustee"), and to issue with the Debentures equity contracts (collectively the "Equity Contracts" and individually an "Equity Contract") between the Corporation and the obligors thereunder registered from time to time as provided herein (the "Obligors") pursuant to which the Corporation will sell and the Obligors will purchase an aggregate of not more than 400,000 shares of its Common Stock, par value $.01 per Share (the "Common Stock"), subject to adjustment as hereinafter provided, for an aggregate purchase price of $4,000,000.

         WHEREAS, the Equity Contracts shall be issued either (i) as Commonly Registered Equity Contracts, substantially in the form of Exhibit A hereto ("Commonly Registered Equity Contracts"), which are required to be issued together with Debentures which are Commonly Registered Debentures (as defined in the Indenture) or (ii) as Collateralized Equity Contracts, substantially in the form of Exhibit B hereto ("Collateralized Equity Contracts"), and which may be transferred separately from Unrestricted Debentures (as defined in the Indenture);

         WHEREAS, the Corporation desires the Equity Contract Agent to act on behalf of the Corporation in connection with the issuance, exchange, transfer and replacement of the Equity Contracts and in connection with the purchase and sale pursuant thereto of shares of Common Stock, and as agent of the Corporation to hold collateral security under the Collateralized Equity Contracts, and in this Agreement wishes to set forth, among other things, the forms and provisions of the Equity Contracts and the terms and conditions on which they may be issued, exchanged, transferred and replaced and on which shares of Common Stock shall or may be purchased pursuant thereto, and the terms and conditions upon which such collateral security shall be held, enforced and applied;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                       ISSUANCE, EXECUTION AND DELIVERY OF
                                EQUITY CONTRACTS

         Section 1.01. Issuance. Equity Contracts issued pursuant to this Agreement shall be either (i) Commonly Registered Equity Contracts, which shall be issued together with a Debenture as a unit, or (ii) Collateralized Equity Contracts. Each Commonly Registered Equity Contract originally issued pursuant to this Agreement shall represent an aggregate purchase obligation for shares of Common Stock equal to the principal amount of the Debenture with which it shall be issued as a unit. Collateralized Equity Contracts shall be issued in accordance with Article VII. A Commonly Registered Equity Contract issued with a Commonly Registered Debenture as a unit shall be registered in the name of the Obligor thereunder who shall be the registered owner of the Commonly Registered Debenture with which it shall be issued. No such Commonly Registered Equity Contract or the Commonly Registered Debenture included in the same unit shall be delivered to the Obligor under such Commonly Registered Equity Contract unless such Obligor or the duly authorized agent of such Obligor shall have completed, executed and delivered to the Equity Contract Agent an acceptance agreement substantially in the form of the Acceptance set forth in Exhibit A to this Agreement (or other written acceptance agreement satisfactory to the Corporation) in the manner contemplated thereby. The term "Corresponding Commonly Registered Debenture," when used with respect to any Commonly Registered Equity Contract, shall mean the Commonly Registered Debenture which refers by letters and numbers to such Commonly Registered Equity Contract on the face thereof. The term "Corresponding Commonly Registered Equity Contract," when used with respect to any Commonly Registered Debenture, shall mean the Commonly Registered Equity Contract referred to on the face of such Commonly Registered Debenture. No Collateralized Equity Contract shall be delivered to the Obligor under such Collateralized Equity Contract unless such Obligor or the duly authorized agent of such Obligor shall have completed, executed and delivered to the Equity Contract Agent a collateral agreement substantially in the form of the Collateral Agreement set forth in Exhibit A to this Agreement (or other written collateral agreement satisfactory to the Corporation) and delivered to the Contract Agent the collateral required to be delivered under such collateral agreement.

         Section 1.02. Execution and Delivery of Equity Contracts. (a) Each Equity Contract, whenever issued, shall be in registered form only and shall be dated the date of countersignature thereof by the Equity Contract Agent. The aggregate purchase obligation under any Equity Contract originally issued hereunder shall be in an amount of $1,000 or any integral multiple of $1,000. Each Equity Contract may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Corporation executing the same may approve (the execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto, or to conform to usage. The Equity Contract shall be signed on behalf of the Corporation by its President or any Vice President, and attested by its Secretary or any Assistant Secretary, under its corporate seal, if any. Such signatures may be manual or facsimile signatures of the present or any future such authorized officers and may be imprinted or otherwise reproduced on the Equity Contracts. Any seal of the Corporation may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Equity Contracts.

         (b) No Equity Contract shall be valid until it has been countersigned by the manual signature of the Equity Contract Agent; provided that no Commonly Registered Equity Contract shall be valid until such Commonly Registered Equity Contract has been countersigned by the manual signature of the Equity Contract Agent and the certificate of authentication on the Corresponding Commonly Registered Debenture has been executed by the Trustee or its agent. Such countersignature by the Equity Contract Agent upon any Equity Contract executed by the

Corporation shall be conclusive evidence that the Equity Contract so countersigned has been duly delivered hereunder.

         (c) In case any officer of the Corporation who shall have signed any of the Equity Contracts either manually or by facsimile signature shall cease to be such officer before the Equity Contracts so signed shall have been countersigned and delivered by the Equity Contract Agent, such Equity Contracts nevertheless may be countersigned and delivered as though the person who signed such Equity Contracts had not ceased to be such officer of the Corporation; and any Equity Contract may be signed on behalf of the Corporation by such persons as, at the actual date of the execution thereof, shall be the proper officers of the Corporation, although at the date of the execution of this Agreement any such person was not such an officer.

         Section 1.03. Further Provisions Relating to Issuance of Equity Contracts. Equity Contracts relating to the purchase of an aggregate of not more than 400,000 shares of Common Stock, as such number of shares may from time to time be adjusted pursuant to Article III hereof (the "Shares"), at an aggregate purchase price of $4,000,000, may be executed by the Corporation and delivered to the Equity Contract Agent upon the execution of this Agreement or from time to time thereafter. Prior to the original issuance of Equity Contracts, the Equity Contract Agent shall have received a written request of the Corporation authorizing the countersignature and delivery thereof to or upon the order of the Corporation, such Equity Contracts to be registered in the name of the persons and to provide for the respective aggregate purchase obligations set forth in such request of the Corporation. Subsequent to such original issuance of Equity Contracts, the Equity Contract Agent shall, subject to the conditions set forth in this Article I and Articles VI and VII hereof, countersign Equity Contracts issued in exchange or substitution for or upon transfer of one or more previously countersigned Equity Contracts; provided that in the case of Commonly Registered Equity Contracts which are to be issued in exchange or substitution for or upon transfer of Commonly Registered Equity Contracts, or in exchange for Collateralized Equity Contracts, such Commonly Registered Equity Contracts shall be registered only in the same name in which the Corresponding Commonly Registered Debenture is registered. Prior to issuance of a Collateralized Equity Contract, whether in exchange for a Commonly Registered Equity Contract or upon transfer of a Collateralized Equity Contract, the Equity Contract Agent shall have received the Collateral referred to in the related Collateral Agreement which shall be of the kind and value required by Article VII hereof.

                                   ARTICLE II

                               PURCHASE OF SHARES

         Section 2.01. Mandatory Purchase. Each Equity Contract shall obligate the Obligor thereunder to purchase, and the Corporation to sell, on January 1, 2011 (the "Purchase Date"), that number of Shares as shall have an aggregate purchase price equal to the aggregate purchase obligation set forth therein at a price of $10 per Share, as adjusted from time to time pursuant to Article III hereof.

         Section 2.02. Optional Purchase. At any time prior to the Purchase Date, the Obligator under an Equity Contract, upon surrender of such Equity Contract, with the form of election to purchase on the reverse thereof duly filled in and signed, at the office of the Equity Contract Agent specified in
Section 9.03, may purchase all or a portion of the Shares covered by such Equity Contract at a purchase price of $10 per share, as adjusted from time to time pursuant to Article III hereof. The aggregate purchase price of Shares purchased must be $1,000 or any integral multiple of $1,000 (without regard to any cash settlement for fractional shares).

         Section 2.03. Payment of Purchase Price. (a) The purchase price for the Shares purchased pursuant to an Equity Contract shall be payable at the office of the Equity Contract Agent specified in Section 9.03, (i) in lawful money of the United States of America, by bank wire transfer to the Equity Contract Agent in immediately available funds or by certified or official bank check in New York Clearing House funds payable to or upon the order of the Corporation, or
(ii) subject to Section 2.03(b) hereof, by surrender of an equal aggregate unpaid principal amount of Debentures; provided, however, that after the Corporation shall have mailed to the Obligors under Equity Contracts a Cancellation Notice in compliance with Section 4.02 hereof, the purchase price for the Shares purchased pursuant to a Commonly Registered Equity Contract shall be payable only by surrender of an equal aggregate unpaid principal amount of the Corresponding Commonly Registered Debenture. Payment of the purchase price for Shares purchased under any Equity Contract shall be accepted and credited by the Corporation only in amounts equal to $1,000 or any integral multiple of $1,000. The Equity Contract Agent shall deliver to the Corporation all Debentures and other consideration tendered to it as hereinabove provided. With respect to any Commonly Registered Equity Contract, the Corporation is entitled on or after the Purchase Date to offset the obligation of the Corporation to pay the principal of the Corresponding Commonly Registered Debenture (whether or not such Corresponding Commonly Registered Debenture has matured), in whole or in part, against the obligation of the Obligor under such Commonly Registered Equity Contract to pay the unpaid aggregate purchase price of the Shares covered thereby, in full and complete satisfaction of the obligation of the Corporation to pay all or such part of the principal of such Corresponding Commonly Registered Debenture. Upon making such offset, the Corporation shall deliver certificates for such Shares to the Equity Contract Agent, which shall hold such certificates for the account of, and deliver the same to, the registered holder of such Corresponding Commonly Registered Debenture upon the presentation thereof. The Corporation shall not be obligated to sell any Shares or deliver any certificates therefor unless it shall have received payment in full of the aggregate purchase price for the Shares purchased in the manner herein set forth.

         (b) Debentures surrendered in payment or partial payment of the aggregate purchase obligation for Shares will be accepted and credited in an amount equal to the unpaid principal amount thereof; provided that (i) Debentures will be credited only in amounts equal to $1,000 or any integral multiple of $1,000, (ii) a Commonly Registered Debenture may be surrendered in partial or complete satisfaction only of the aggregate purchase obligation under the Corresponding Commonly Registered Equity Contract and may not be surrendered in partial or complete satisfaction of the aggregate purchase obligation under any other Equity Contract; and (iii) Unrestricted Debentures may not be surrendered in partial or complete satisfaction of the aggregate purchase obligation under any Commonly Registered Equity Contract. If less than the full unpaid principal amount of a Debenture is to be applied to the payment of all or any part of the aggregate purchase price of Shares purchased, then the Equity Contract Agent shall obtain a new Debenture or Debentures in an aggregate principal amount equal to the aggregate principal amount of the Debenture or Debentures so surrendered less the amount of the principal thereof applied to the aggregate purchase price for such Shares and shall deliver such new Debenture or Debentures to the Obligor surrendering the same; provided, however, that in any case in which a Commonly Registered Debenture is surrendered prior to the Purchase Date in partial payment for Shares, any new Debenture so obtained shall be a Commonly Registered Debenture, and shall be registered in the name of the registered Obligor in whose name the Commonly Registered Equity Contract representing the remaining aggregate purchase obligation of such Obligor shall be registered; and provided further, that, in any case in which an Unrestricted Debenture is surrendered at any time in full or partial payment for Shares, any new Debenture or Debentures so obtained shall be an Unrestricted Debenture or Unrestricted Debentures. In any case in which less than the full unpaid principal amount of any Commonly Registered Debenture is to be applied on or after the Purchase Date, whether upon surrender or upon exercise of the Company's right of offset as provided in the Commonly Registered Debentures, to the payment of all or any part of the aggregate purchase price of Shares purchased under the Corresponding Commonly Registered Equity Contract, and upon surrender of any such Commonly Registered Debenture in respect of which the Company shall have exercised such right of offset, the Equity Contract Agent shall obtain a new Unrestricted Debenture or Unrestricted Debentures in an aggregate principal amount equal to the principal amount of the Commonly Registered Debenture so surrendered less the amount of the principal thereof applied to the aggregate purchase price for such Shares, and shall deliver such new Unrestricted Debenture or Unrestricted Debentures to the Obligor surrendering such Commonly Registered Debenture. In any case in which the purchase price under a Commonly Registered Equity Contract shall have been paid, in whole or in part, on or after the Purchase Date, in any manner other than by surrender of the Corresponding Commonly Registered Debenture or by exercise of the Company's right of offset as provided in the Commonly Registered Debentures, the holder of such Corresponding Commonly Registered Debenture shall thereafter be entitled to exchange such Corresponding Commonly Registered Debenture for an Unrestricted Debenture or Unrestricted Debentures in an aggregate principal amount equal to the amount so paid. In any case in which the aggregate purchase obligation under a Commonly Registered Equity Contract shall have been paid prior to the Purchase Date, in whole or in part, in any manner other than by surrendered of the Corresponding Commonly Registered Debenture, the holder of such Corresponding Commonly Registered Debenture shall thereafter been entitled to exchange such Corresponding Commonly Registered Debenture for an Unrestricted Debenture or Unrestricted Debentures in an aggregate principal amount equal to the amount so paid, and, if such aggregate purchase obligation shall not be paid in full, for a Commonly Registered Debenture in a principal amount equal to the remaining aggregate purchase obligation under such Commonly Registered Equity Contract.

         Section 2.04. Issuance of Shares. Upon its receipt of payment in full of the aggregate purchase price for the Shares purchased by any Obligor pursuant to the foregoing provisions of this Article II, and subject to the provisions of
Section 2.05, the Equity Contract Agent shall tender the same to the Corporation and shall obtain from the Corporation, and shall cause to be delivered to or upon the written order of the Obligor under the related Equity Contract or Equity Contracts and in such name or names as such Obligor may designate, a certificate for the Shares so purchased. Such certificate shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of the payment in full for such Shares shall have been made. In the event that less than all of the Shares covered by an Equity Contract are purchased pursuant to the optional right to purchase set forth in Section 2.02, a new Equity Contract will be issued for the remaining aggregate purchase obligation under the Equity Contract so surrendered and will be transmitted to such Obligor at its registered address, and the Equity Contract Agent is hereby authorized to countersign the required new Equity Contract; provided that if the Equity Contract surrendered is a Commonly Registered Equity Contract, the new Equity Contract so issued shall be a Commonly Registered Equity Contract and shall be issued in accordance with the first proviso in the second sentence of Section 2.03(b), mutatis mutandis; and provided further that, if the Equity Contract surrendered is a Collateralized Equity Contract, the new Equity Contract so issued shall be a Collateralized Equity Contract and shall be issued in accordance with the second proviso in the second sentence of Section 2.03(b), mutatis mutandis. Subject to the provisions of Section 6.02(a), all Equity Contracts surrendered upon purchase of Shares shall be cancelled by the Equity Contract Agent and shall then be disposed of in a manner satisfactory to the Corporation.

         Section 2.05. Charges and Taxes. The Corporation will pay all documentary stamp taxes attributable to the initial issuance and delivery of Shares upon the purchase thereof. The Corporation shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Equity Contracts, any exchange of or substitution for an Equity Contract or any issuance of certificates for Shares in a name other than that of the registered Obligor under an Equity Contract surrendered upon the purchase of Shares covered thereby, and the Corporation shall not be required to issue or deliver such certificates or such Equity Contracts unless or until the person or persons requesting the transfer or issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

         Section 2.06. Termination of Obligation. The Equity Contracts and the obligations and rights of the Corporation and the Obligors thereunder shall terminate if on or prior to the Purchase Date either of the following events shall have occurred:

                  (1) the Corporation or any of its subsidiaries consolidated with the Corporation for financial reporting purposes the assets of which, as shown on such subsidiary's balance sheet as of the end of the immediately preceding fiscal quarter equal or exceed twenty percent (20%) of the consolidated assets of the Corporation as shown on its consolidated balance sheet as of the end of such quarter (a "Major Subsidiary") or any group of subsidiaries that, taken as a whole, would constitute a Major Subsidiary, pursuant to or within the meaning of Title 11, U.S. Code or any similar Federal or state law for the relief of debtors (herein referred to as "Bankruptcy Law"):

                           (A)      commences a voluntary case,

                           (B) consents to the entry of an order for relief against it in an involuntary case,

                           (C) consents to the appointment of a custodian of it or for all or substantially all of its property,

                           (D) makes a general assignment for the benefit of its creditors, or

                           (E) generally is not paying its debts as they become due; or

                  (2) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (A) is for relief against the Corporation or any of its subsidiaries that is a Major Subsidiary or any group of subsidiaries that, taken as a whole, would constitute a Major Subsidiary in an involuntary case;

                           (B) appoints a receiver, trustee, assignee, liquidator, custodian or other similar official under any Bankruptcy Law (i) of the Corporation or any of its subsidiaries that is a Major Subsidiary or any group of subsidiaries that, taken as a whole, would constitute a Major Subsidiary or (ii) for all or substantially all of the property of the Corporation or any of its subsidiaries that is a Major Subsidiary or any group of subsidiaries that, taken as a whole, would constitute a Major Subsidiary; or

                           (C) orders the liquidation of the Corporation or any of its subsidiaries which is a Major Subsidiary or any group of subsidiaries that, taken as a whole, would constitute a Major Subsidiary;

                           and the order or decree remains unstayed and in effect for 60 consecutive days.

                                   ARTICLE III

                            ADJUSTMENT OF SHARE PRICE

         Section 3.01. Adjustments. The purchase price per Share applicable to a purchase pursuant to Sections 2.01, 2.02 or 4.02 hereof (the "Share Price") and the number of Shares which an Obligor is obligated to purchase pursuant to each Equity Contract shall be subject to adjustment as follows:

                  (a) In case the Corporation shall (i) declare a dividend or make a distribution on shares of Common Stock in shares of its Common Stock,
(ii) subdivide its outstanding shares of Common Stock into a greater number of shares, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, the Share Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision or combination shall be proportionately adjusted so that the Obligor under any Equity Contract shall thereafter be entitled to receive upon purchase (whether mandatory or optional) the number of Shares which such Obligor would have owned if the shares of Common Stock issuable pursuant to the Equity Contract prior to such transaction had been purchased immediately prior to such time. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the time of the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock under paragraphs (b) and (c) below. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) In case the Corporation shall fix a record date for the issuance of rights or warrants to all holders of shares of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned above) to subscribe for or purchase shares of Common Stock at a price per share less than the then current market price per share of Common Stock (as defined in paragraph (d) below) at the record date mentioned above, the Share price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Share Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current market price and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock so offered for subscription or purchase. Shares of Common Stock owned by or held for the account of the Corporation shall be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such rights or warrants are not so issued or such rights or warrants are not exercised prior to the expiration thereof, the Share Price shall be readjusted to the Share Price which would then be in effect if such record dated had not been fixed, or to the Share Price which would then be in effect based upon the number of shares of Common Stock actually delivered upon the exercise of such rights or warrants, as the case may be.

                  (c) In case the Corporation shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class of stock not included in the definition of Common Stock set forth in the recitals to this Agreement or (ii) of evidences of its indebtedness or (iii) of assets (excluding cash dividends or distributions, and dividends or distributions referred to in paragraph (a) above) or (iv) of rights or warrants (excluding those referred to in paragraph (b) above), then in each such case the Share Price in effect thereafter shall be determined by multiplying the Share Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share on such record date less the fair market value (as determined in good faith by the Board of Directors of the Corporation, whose determination shall be conclusive) of said shares, evidences of indebtedness or assets or rights or warrants so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share. Such adjustment shall be made successively whenever such record date is fixed; and to the extent that such distribution is not so made, the Share Price shall be readjusted to the Share Price which would then be in effect if such record date had not been fixed.

                  (d) For the purpose of any computation under paragraphs (b) and (c) above, the "current market price" per share of Common Stock on any date shall be deemed to be the (i) the last reported sales price of Common Stock on the Nasdaq National Market or Nasdaq SmallCap Market, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau Incorporated, or (iii) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sales price, or the closing bid price if no sale occurred, of Common Stock on the principal securities exchange on which the Common Stock is listed. If the Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (i) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (iii) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the current market price per share on any day shall be such market price as shall be determined by such other reasonable method as the Board of Directors of the Corporation shall, in its discretion, select and apply.

                  (e) No adjustment of the Share Price hereunder shall be required unless such adjustment would require an increase or decrease in such Share Price of at least 0.5% thereof; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward cumulatively and taken into account in any subsequent adjustment.

                  (f) Upon each adjustment of the Share Price as a result of the calculations made in paragraphs (a), (b), or (c) of this Section 3.01, each Equity Contract outstanding prior to the making of the adjustment in the Share Price shall thereafter represent the obligation and the right to purchase, at the adjusted Share Price, that number of Shares obtained by (i) multiplying the number of Shares purchasable prior to adjustment of the number of Shares by the Share Price in effect prior to adjustment of the Share Price and (ii) dividing the product so obtained by the Share Price in effect after such adjustment of the Share Price. All calculations under this paragraph (f) shall be made to the nearest one-hundredth of a Share.

                  (g) In case of any capital reorganization of the Corporation or any reclassification of the Common Stock (other than a subdivision or combination of outstanding shares of Common Stock), or in the case of the consolidation of the Corporation with or the merger of the Corporation with or into any other corporation (other than a consolidation or a merger in which the Corporation is the continuing corporation) or of the sale of the properties and assets of the Corporation as, or substantially as, an entirety to any other business organization, each Equity Contract shall, after such capital reorganization, reclassification, consolidation, merger or sale and upon the terms and conditions specified in this Agreement, represent the obligation and the right to purchase the number of shares of stock or other securities or property to which the Shares issuable (at the time of such capital reorganization, reclassification, merger or sale) upon purchase thereof pursuant to such Equity Contract would have been entitled (including the right to make any election with respect to the receipt of such shares of stock or other securities or property to which such Shares would have been entitled) upon such capital reorganization, reclassification of Common Stock, consolidation, merger or sale if such purchase had taken place immediately prior thereto; and in any case, if necessary, the provisions set forth in this Section 3.01 with respect to the rights and interests thereafter of the holders of the Equity Contracts shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the Purchase Date or on the date of optional purchase under an Equity Contract.

                  (h) The Corporation may make such reductions in the Share Price, in addition to those required by paragraphs (a), (b) or (c) of this
Section 3.01, as it considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipient.

         Section 3.02. Notice of Certain Corporate Action.

         In case:

                  (a) the Corporation shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash; or

                  (b) the Corporation shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                  (c) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed with the Equity Contract Agent and shall cause to be mailed to all Obligors at their registered addresses, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, (ii) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and (iii) the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

         Section 3.03. Notice of Adjustments. Whenever the Share Price is adjusted as provided in this Article III:

                  (a) The Corporation shall compute the adjusted Share Price and the adjusted number of Shares issuable at such adjusted Share Price per $1,000 Equity Contract in accordance with Section 3.01 and shall prepare a certificate signed by the President or any Vice President of the Corporation setting forth the adjusted Share Price and the adjusted number of Shares issuable at such adjusted Share Price per $1,000 Equity Contract and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Equity Contract Agent; provided, however, that the Equity Contract Agent shall have no duty with respect to any such certificate filed with it except to keep the same on file and available for inspection during reasonable hours; and

                  (b) The Corporation shall cause to be mailed to each Obligor at its then registered address by first-class mail, postage prepaid, a notice stating that the Share Price and the number of Shares purchasable per $1,000 Equity Contract have been adjusted and setting forth the adjusted Share Price and the adjusted number of Shares issuable at the adjusted Share Price.

         Section 3.04. No Invalidation. Without limiting the obligation of the Corporation hereunder to give the notices provided in Section 3.02, the failure of the Corporation to give such notice shall not invalidate any corporate action by the Corporation.

         Section 3.05. No Changes in Form. The form of Equity Contract need not be changed because of any change in the Share Price or in the number of Shares purchasable pursuant thereto, and each Equity Contract issued after such change may continue to express the same purchase price per Share as is stated in the similar Equity Contracts initially issued pursuant to this Agreement, and such purchase price per Share therein set forth shall be deemed to have been so changed.

                                   ARTICLE IV

                        CANCELLATION OF EQUITY CONTRACTS
                          UPON REDEMPTION OF DEBENTURES

         Section 4.01. Cancellation of Equity Contracts. In the event that the Corporation should exercise its right to redeem the Debentures pursuant to Article Twelve of the Indenture, the Equity Contracts then outstanding, and the obligations and rights of the Corporation and the Obligors thereunder and under any Collateral Agreements entered into with respect to Collateralized Equity Contracts, shall be cancelled on the date on which the Debentures are redeemed (the "Cancellation Date"). Upon such cancellation, the Obligor under such Equity Contracts shall receive an amount (the "Cancellation Payment") equal to one percent (1%) of the principal amount of the purchase obligation under each Equity Contract; provided, however, that if the Debentures are redeemed on or after July 1, 2010, or after the occurrence of an Adverse Tax Determination (as defined in the Indenture), or an Adverse Capital Determination (as defined in the Indenture), no Cancellation Payment will be made; and provided, further, that if the Debentures are redeemed after an Adverse Tax Determination or an Adverse Capital Determination, holders of Equity Contracts shall have the right to purchase the Shares purchasable thereunder at a price equal to the lower of: (i) ninety-four percent (94%) of the average current market price of the Common Stock, as that term is defined in Section 3.01(d), for the 10 business days prior and 10 business days after the Adverse Tax Determination or Adverse Capital Determination (but not less than $5.00 per share subject to adjustment as provided in Section 3.01) or (ii) the designated Equity Contract purchase price. In no event shall a Cancellation Payment be made to the extent Common Stock is purchased prior to cancellation of the Equity Contract.

         Section 4.02. Notice of Cancellation. Notice of cancellation of the Equity Contracts pursuant to Section 4.01 ("Cancellation Notice") shall be given to the Obligors thereunder by the Corporation, or at the Corporation's direction, by the Equity Contract Agent. The Cancellation Notice shall be sent to such Obligors by first class mail, postage prepaid, not less than thirty (30) nor more than sixty (60) days prior to the Cancellation Date, at their last addresses as they shall appear on the records of the Equity Contract Agent. Each Cancellation Notice shall specify the Cancellation Date, the amount of the Cancellation Payment, if any, and the place where Equity Contracts are to be presented and surrendered. Any Cancellation Notice which is mailed in the manner herein provided shall be conclusively presumed to have duly given, whether or not received by the Obligor.

         Section 4.03. Payment to Obligors on Cancellation. At least one (1) business day before the Cancellation Date specified in the Cancellation Notice, the Corporation shall deposit with the Equity Contract Agent an amount of money sufficient to pay all Obligors under Equity Contracts their Cancellation Payment, if any, without interest. Upon presentation and surrender of the Equity Contracts at the place provided in the Cancellation Notice, the Obligors thereunder shall be paid the Cancellation Payment payable with respect to such Equity Contracts, if any, and the Collateral then held as collateral security for any Collateralized Equity Contracts shall be returned to the Obligors thereunder.

                                    ARTICLE V

                 OTHER PROVISIONS RELATING TO RIGHTS OF OBLIGORS

         Section 5.01. No Rights as Stockholder. No Obligor, as such, shall be entitled to vote or receive dividends or be deemed the holder of shares of Common Stock of the Corporation for any purpose, nor shall anything contained in any Equity Contract be construed to confer upon an Obligor, as such, any of the rights or privileges of a stockholder of the Corporation, including without limitation any right to vote, give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, sale of assets or otherwise), receive notice of meetings or other action affecting stockholders (except for notices provided for in Section 3.02 hereof), receive dividends or subscription rights, or otherwise. No Obligor shall, upon the purchase of Shares, be entitled to any dividends that may have been paid with respect to such Shares prior to the date of purchase thereof. No Equity

Contract shall be deemed to be a subscription for the Shares covered thereby for any purpose. Each Equity Contract shall be deemed to be a executory contract for purposes of Title 11 of the United States Code.

         Section 5.02. No Fractional Shares. Anything contained herein to the contrary notwithstanding, the Corporation shall not be required to issue or sell any fraction of a Share pursuant hereto or to any Equity Contract, but in any case where the Obligor would, except for the provisions of this Section 5.02, be entitled to receive a fraction of a Share, the Corporation shall, upon the purchase by the Obligor of the largest number of full Shares covered by the related Equity Contract or portion thereof with respect to which the purchase right is exercised, pay in cash to such Obligor in lieu of such fractional share a sum equal to the same fraction of the purchase price per Share then applicable under the Equity Contract.

                                   ARTICLE VI

                             TRANSFERS AND EXCHANGES

         Section 6.01. Registration of Transfers. (a) The Corporation shall keep, at the office of the Equity Contract Agent, a register in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for registration of Equity Contracts and registration of transfers of Equity Contracts as in this Section 6.01 provided. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time.

                  (b) Subject to the restrictions set forth in the respective Equity Contracts, in the Debentures and herein, and upon due presentment for registration of transfer at the office of the Equity Contract Agent specified in
Section 9.03, the Equity Contract Agent shall from time to time prior to the Purchase Date register the transfer of any outstanding Equity Contracts. All Equity Contracts presented for registration of transfer shall (if so required by the Corporation or the Equity Contract Agent) be dully endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation and the Equity Contract Agent duly executed by, the Obligor or his attorney duly authorized in writing, and signatures thereon or on such instruments, as the cases may be, guaranteed by any commercial bank or trust company or member of a national securities exchange. Upon any such registration of transfer, the Equity Contract Agent shall issue to the transferee a new Commonly Registered Equity Contract or Collateralized Equity Contract, as the case may be, in accordance with the provisions of this Agreement.

                  (c) In order to effect registration of transfer to a single transferee of a Commonly Registered Equity Contract and the Corresponding Commonly Registered Debenture, the Obligor under such Commonly Registered Equity Contract and the transferee shall complete and execute the form of Assignment II and the form of Acceptance on the reverse of such Commonly Registered Equity Contract (or separate written acceptance agreement satisfactory to the Corporation), respectively, in the manner contemplated thereby, and shall surrender such Commonly Registered Equity Contract to the Equity Contract Agent together with the Corresponding Commonly Registered Debenture endorsed and accompanied by such instruments and notices as shall be required pursuant to the provisions of the Indenture. Upon receipt of the foregoing items, the Equity Contract Agent shall present such Commonly Registered Debenture and any accompanying instruments and notices for the registration of transfer of such Commonly Registered Debenture in accordance with the provisions of the Indenture. Upon receipt by the Equity Contract Agent of the Commonly Registered Debenture issued upon such registration of transfer, the Corporation shall execute, and the Equity Contract Agent shall countersign, the Commonly Registered Equity Contract which the transferee is entitled to receive, and the Equity Contract Agent shall deliver to the transferee such Commonly Registered Equity Contract and Commonly Registered Debenture.

                  (d) In order to effect registration of transfer of a Commonly Registered Equity Contract which is to be transferred separately from the Corresponding Commonly Registered Debenture, the Obligor under such Commonly Registered Equity Contract and the transferee shall complete and execute the form of Assignment I and the form of Collateral Agreement on the reverse of such Commonly Registered Equity Contract (or separate written collateral agreement satisfactory to the Corporation), respectively, in the manner contemplated thereby, and shall surrender such Commonly Registered Equity Contract to the Equity Contract Agent together with (i) the Corresponding Commonly Registered Debenture endorsed and accompanied by such instruments and notices as shall be required pursuant to the provisions of the Indenture and (ii) the Collateral referred to in such Collateral Agreement which shall be of the kind and value required by Article VII hereof. Upon receipt of the foregoing items, the Equity Contract Agent shall surrender such Commonly Registered Debenture and any accompanying instruments and notices for exchange in accordance with the provisions of the Indenture for an Unrestricted Debenture registered in the name of the holder of the Commonly Registered Debenture so surrendered for exchange. Upon receipt by the Equity Contract Agent of the Unrestricted Debenture issued upon such exchange, the Corporation shall execute, and the Equity Contract Agent shall countersign, the Collateralized Equity Contract which the transferee is entitled to receive, and the Equity Contract Agent shall deliver to the transferee such Collateralized Equity Contract and shall deliver to the transferor such Unrestricted Debenture. No transfer of a Commonly Registered Equity Contract separately from the Corresponding Commonly Registered Debenture may be registered after the Corporation shall have mailed to the Obligors under Equity Contracts a Cancellation Notice in compliance with Section 4.02 hereof.

                  (e) In order to effect registration of transfer of a Collateralized Equity Contract, the Obligor under such Collateralized Equity Contract and the transferee shall complete and execute the form of Assignment and the form of Collateral Agreement on the reverse of such Collateralized Equity Contract (or separate written collateral agreement satisfactory to the Corporation), respectively, in the manner contemplated thereby, and shall surrender such Collateralized Equity Contract to the Equity Contract Agent together with the Collateral referred to in such Collateral Agreement which shall be of the kind and value required by Article VII hereof. Upon receipt by the Equity Contract Agent of the foregoing items, the Corporation shall execute, and the Equity Contract Agent shall countersign, the Collateralized Equity Contract which the transferee is entitled to receive, and the Equity Contract Agent shall deliver to the transferee such Collateralized Equity Contract.

         Section 6.02. Exchanges. (a) Upon satisfaction of the requirements set forth or referred to in this Section 6.02, Equity Contracts may be exchanged at the option of the Obligor thereunder, prior to the Purchase Date, when surrendered at the office of the Equity Contract Agent specified in Section
9.03. All Equity Contracts surrendered for exchange or presented for transfer which have set forth therein the Obligor's or the transferee Obligor's Collateral Agreement or acceptance of the purchase obligations of the Obligor under the Equity Contract to be issued upon such exchange or transfer to such Obligor or transferee Obligor shall be retained by the Equity Contract Agent uncancelled but marked with a notation as to the identity of the Equity Contract issued in exchange or upon transfer thereof as evidence of such Obligor's or transferee Obligor's Collateral Agreement or acceptance of liability under the Equity Contract so issued upon exchange or upon transfer.

                  (b) In order to exchange a Commonly Registered Equity Contract for Commonly Registered Equity Contracts representing an equal aggregate purchase obligation for Shares, the Obligor thereunder shall surrender such Commonly Registered Equity Contract to the Equity Contract Agent together with the Corresponding Commonly Registered Debenture endorsed and accompanied by such instruments and notices as shall be required pursuant to the provisions of the Indenture. Upon receipt of the foregoing items, the Equity Contract Agent shall surrender such Corresponding Commonly Registered Debenture and any accompanying instruments and notices for exchange in accordance with the provisions of the Indenture for Commonly Registered Debentures in the same principal amounts as the respective aggregate purchase obligations of the Corresponding Commonly Registered Equity Contracts to be issued upon such exchange. Upon receipt by the Equity Contract Agent of the Commonly Registered Debentures issued upon such exchange, the Corporation shall execute, and the Equity Contract Agent shall countersign, the Commonly Registered Equity Contracts which the Obligor is entitled to receive, and the Equity Contract Agent shall deliver to the Obligor such Commonly Registered Equity Contracts and such Commonly Registered Debentures.

                  (c) In order to exchange a Commonly Registered Equity Contract for a Collateralized Equity Contract representing an equal aggregate purchase obligation for Shares, the Obligor thereunder shall complete and execute the form of Collateral Agreement on the reverse of such Commonly Registered Equity Contract (or separate written collateral agreement satisfactory to the Corporation) in the manner contemplated thereby, and shall surrender such Commonly Registered Equity Contract to the Equity Contract Agent together with
(i) the Corresponding Commonly Registered Debenture endorsed and accompanied by such instruments and notices as shall be required pursuant to the provisions of the Indenture and (ii) the Collateral referred to in such Collateral Agreement which shall be of the kind and value required by Article VII hereof. Upon receipt of the foregoing items, the Equity Contract Agent shall surrender such Corresponding Commonly Registered Debenture and any accompanying instruments and notices for exchange in accordance with the provisions of the Indenture for an Unrestricted Debenture in a principal amount equal to the aggregate purchase obligation of the Collateralized Equity Contract to be issued upon such exchange, the Corporation shall execute, and the Equity Contract Agent shall countersign, the Collateralized Equity Contract which the Obligor is entitled to receive, and the Equity Contract Agent shall deliver to the Obligor such Collateralized Equity Contract and such Unrestricted Debenture. No exchange of a Commonly Registered Equity Contract for a Collateralized Equity Contract may be made after the Corporation shall have mailed to the Obligors under Equity Contracts a Cancellation Notice in compliance with Section 4.02 hereof.

                  (d) In order to exchange a Commonly Registered Equity Contract for a Commonly Registered Equity Contract and a Collateralized Equity Contract representing an equal aggregate purchase obligation for Shares, the Obligor thereunder shall complete and execute the form of Collateral Agreement on the reverse of such Commonly Registered Equity Contract (or separate written collateral agreement satisfactory to the Corporation) in the manner contemplated thereby, and shall surrender such Commonly Registered Equity Contract to the Equity Contract Agent together with (i) the Corresponding Commonly Registered Debenture endorsed and accompanied by such instruments and notices as shall be required pursuant to the provisions of the Indenture and (ii) the Collateral referred to in such Collateral Agreement which shall be of the kind and value required by Article VII hereof. Upon receipt of the foregoing items, the Equity Contract Agent shall surrender such Corresponding Commonly Registered Debenture and any accompanying instruments and notices for exchange in accordance with the provisions of the Indenture for an Unrestricted Debenture in a principal amount equal to the aggregate purchase obligation of the Collateralized Equity Contract to be issued upon such exchange and a Commonly Registered Debenture in a principal amount equal to the aggregate purchase obligation of the Corresponding Commonly Registered Equity Contract to be issued upon such exchange. Upon receipt by the Equity Contract Agent of the Unrestricted Debenture and the Commonly Registered Debenture issued upon such exchange, the Corporation shall execute, and the Equity Contract Agent shall countersign, the Collateralized Equity Contract and the Commonly Registered Equity Contract which the Obligor is entitled to receive, and the Equity Contract Agent shall deliver to the Obligor such Collateralized Equity Contract, Commonly Registered Equity Contract, Unrestricted Debenture and Commonly Registered Debenture. No exchange of a Commonly Registered Equity Contract for a Commonly Registered Equity Contract and a Collateralized Equity Contract representing an equal aggregate purchase obligation for Shares may be made after the Corporation shall have mailed to the Obligors under Equity Contracts a Cancellation Notice in compliance with Section
4.02 hereof.

                  (e) In order to exchange a Collateralized Equity Contract for Collateralized Equity Contracts representing an equal aggregate purchase obligation for Shares, the Obligor thereunder shall surrender such Collateralized Equity Contract to the Equity Contract Agent. Upon receipt by the Equity Contract Agent of such Collateralized Equity Contract, the Corporation shall execute, and the Equity Contract Agent shall countersign, the Collateralized Equity Contracts which the Obligor is entitled to receive, and the Equity Contract Agent shall deliver to the Obligor such Collateralized Equity Contracts.

                  (f) In order to exchange a Collateralized Equity Contract for a Commonly Registered Equity Contract representing an equal aggregate purchase obligation for Shares, the Obligor thereunder shall complete and execute the form of Acceptance on the reverse of such Collateralized Equity Contract (or separate written acceptance agreement satisfactory to the Corporation) in the manner contemplated thereby, and shall surrender such Collateralized Equity Contract to the Equity Contract Agent together with one or more Unrestricted Debentures in an aggregate principal amount equal to the aggregate purchase obligation for Shares under the Collateralized Equity Contract so surrendered, endorsed and accompanied by such instruments and notices as shall be required pursuant to the provisions of the Indenture. Upon receipt of the foregoing items, the Equity Contract Agent shall surrender such Unrestricted Debentures and any accompanying instruments and notices for exchange in accordance with the provisions of the Indenture for a Commonly Registered Debenture in a principal amount equal to the aggregate purchase obligation of the Corresponding Commonly Registered Equity Contract to be issued upon such exchange. Upon receipt by the Equity Contract Agent of the Commonly Registered Debenture issued upon such exchange, the Corporation shall execute, and the Equity Contract Agent shall countersign, the Commonly Registered Equity Contract which the Obligor is entitled to receive, and the Equity Contract Agent shall deliver to the Obligor such Commonly Registered Equity Contract and such Commonly Registered Debenture and, in the manner and to the extent provided in
Section 7.06, the Collateral held as collateral security for the Collateralized Equity Contract surrendered to the Equity Contract Agent for exchange

                  (g) In order to exchange a Collateralized Equity Contract for a Commonly Registered Equity Contract and a Collateralized Equity Contract representing an equal aggregate purchase obligation for Shares, the Obligor thereunder shall complete and execute the form of Acceptance on the reverse of such Collateralized Equity Contract (or separate written acceptance agreement satisfactory to the Corporation) in the manner contemplated thereby, and shall surrender such Collateralized Equity Contract to the Equity Contract Agent together with one or more Unrestricted Debentures in an aggregate principal amount equal to the aggregate purchase obligation for Shares in respect of which the Collateralized Equity Contract so surrendered is to be exchanged for a Commonly Registered Equity Contract, endorsed and accompanied by such instruments and notices as shall be required pursuant to the provisions of the Indenture. Upon receipt of the foregoing items, the Equity Contract Agent shall surrender such Unrestricted Debentures and any accompanying instruments and notices for exchange in accordance with the provisions of the Indenture for a Commonly Registered Debenture in a principal amount equal to the aggregate purchase obligation of the Corresponding Commonly Registered Equity Contract to be issued upon such exchange and an Unrestricted Debenture in a principal amount equal to the balance of the aggregate purchase obligation in respect of which the Collateralized Equity Contract is not to be exchanged for a Commonly Registered Equity Contract. Upon receipt by the Equity Contract Agent of the Commonly Registered Debenture and the Unrestricted Debenture issued upon such exchange, the Corporation shall execute, and the Equity Contract Agent shall countersign, the Commonly Registered Equity Contract and the Collateralized Equity Contract which the Obligor is entitled to receive, and the Equity Contract Agent shall deliver to the Obligor such Commonly Registered Equity Contract, Commonly Registered Debenture, Collateralized Equity Contract and Unrestricted Debenture and, in the manner and to the extent provided in Section 7.06, a portion of the Collateral held as collateral security for the Collateralized Equity Contract surrendered to the Equity Contract Agent for exchange.

         Section 6.03. Mutilated or Missing Equity Contracts. In case any of the Equity Contracts shall be mutilated, lost, stolen or destroyed, the Corporation may in its discretion issue, and the Equity Contract Agent may countersign, in exchange and substitution for and upon cancellation of the mutilated Commonly Registered Equity Contract or Collateralized Equity Contract or in lieu of and substitution for the Commonly Registered Equity Contract or Collateralized Equity Contract so mutilated, lost, stolen or destroyed, a new Commonly Registered Equity Contract or Collateralized Equity Contract, as the case may be, representing the same aggregate purchase obligation. Such new Equity Contracts will be issued only upon surrender of such mutilated Equity Contract to the Equity Contract Agent or receipt of evidence satisfactory to the Corporation and the Equity Contract Agent of such loss, theft or destruction of such Equity Contract and provision for indemnity, if requested, also satisfactory to them. Applicants for such substitute Equity Contracts shall also comply with such other reasonable regulations and pay such other reasonable charges as the Corporation or the Equity Contract Agent may prescribe.

         Section 6.04. Temporary Equity Contracts. Pending the preparation of definitive Equity Contracts, the Corporation may execute, and the Equity Contract Agent shall countersign and deliver, temporary Equity Contracts (printed or lithographed). Temporary Equity Contracts shall represent any authorized aggregate purchase obligation, and shall be substantially in the respective forms of the definitive Equity Contracts but with such omissions, insertions and variations as may be appropriate for temporary Equity Contracts, all as may be determined by the Corporation. Every such temporary Equity Contract shall be countersigned by the Equity Contract Agent upon the same conditions and in substantially the same manner, and with the same effect, as the definitive respective forms of Equity Contracts. Without unreasonable delay the Corporation will execute and deliver to the Equity Contract Agent definitive respective forms of Equity Contracts and thereupon any or all temporary Equity Contracts may be surrendered in exchange therefor at the office of the Equity Contract Agent specified in Section 9.03. The Equity Contract Agent shall countersign and deliver in exchange for such temporary Commonly Registered Equity Contracts or Collateralized Equity Contracts definitive Commonly Registered Equity Contracts or Collateralized Equity Contracts, as the case may be, representing the same aggregate purchase obligations. Such exchange shall be made by the Corporation at its own expense and without any charge therefor. Until so exchanged, the temporary Commonly Registered Equity Contract or Collateralized Equity Contracts, as the case may be, shall in all respects be entitled to the same benefits and be subject to the same obligations under this Agreement as definitive Commonly Registered Equity Contracts or Collateralized Equity Contracts, as the case may be, countersigned and delivered hereunder.

         Section 6.05. Delivery of Commonly Registered Debentures. The Equity Contract Agent shall deliver Commonly Registered Debentures in accordance with the provisions of this Agreement and the Indenture. Upon receipt by the Equity Contract Agent from the Trustee or its agent or the Corporation of a Commonly Registered Debenture for delivery hereunder or in accordance with the provisions of the Indenture, the Equity Contract Agent shall, prior to such delivery, place on such Commonly Registered Debenture the letter and number of the Corresponding Commonly Registered Equity Contract.

         Section 6.06. Countersignature. The Equity Contract Agent is hereby authorized to countersign new Equity Contracts required to be delivered pursuant to the provisions of this Agreement, but not otherwise.

         Section 6.07. Charges and Taxes. No service charge shall be made for any registration of transfer or exchange of Equity Contracts, but the Corporation may require payment of a sum sufficient to cover any stamp or other tax or other government charge that may be imposed in connection with any such registration of transfer or exchange.

         Section 6.08. Registered Obligors. The Corporation and the Equity Contract Agent may treat the Obligor under each Equity Contract as the absolute owner thereof and Obligor thereunder for all purposes (notwithstanding any notation of ownership or other writing thereon made by anyone), and neither the Corporation nor the Equity Contract Agent shall be affected by any notice to the contrary.

                                   ARTICLE VII

                                   COLLATERAL

         Section 7.01. Collateral; Valuation Thereof. All collateral securing the obligations of an Obligor under a Collateralized Equity Contract ("Collateral") pledged to the Equity Contract Agent shall be held by the Equity Contract Agent separately from its general funds in accordance with the applicable provisions of the Uniform Commercial Code of the State of Indiana (or any successor or similar statute at the time in effect). Collateral under a Collateralized Equity Contract must consist of one or more of the following items having an aggregate value, determined as set forth below, at least equal to the aggregate purchase obligation for Shares covered by such Collateralized Equity Contract: (i) cash in lawful money of the United States of America paid to the Equity Contract Agent by bank wire transfer in immediately available funds or certificates of deposit; (ii) standby letters of credit issued by an insured bank that is not an affiliate of the Corporation; or (iii) debt obligations issued or guaranteed by the United States of America or an agency thereof, for the payment of which the full faith and credit of the United States of America is pledged, maturing on or before the Purchase Date, and, if in book entry form, registered in the name of the Equity Contract Agent, as custodian for the Obligor and as pledgee under the related collateral agreement ("Eligible Government Obligations"), which shall be valued at the unpaid principal amount thereof. Any designation by the Corporation of obligations as acceptable Collateral may also specify persons or classes of persons eligible to pledge such Collateral. All Collateral (including any Collateral substituted for other Collateral) delivered to the Equity Contract Agent shall be endorsed in blank or accompanied by appropriate instruments of transfer, satisfactory to the Corporation and the Equity Contract Agent, signed in blank with signatures guaranteed, unless such Collateral consists of obligations in bearer form not registered as to principal or interest. Any Obligor or transferee who shall pledge any Collateral to the Equity Contract Agent as provided herein shall execute and deliver such instruments and, if requested by the Corporation, take all such other action as may be necessary to cause all payments of principal of and interest on the Collateral to be paid to the Equity Contract Agent. Collateral held hereunder may be registered in the name of the Equity Contract Agent, the Corporation or the nominee of either. Unless otherwise expressly provided herein, all Collateral shall be valued as provided in this Section 7.01 for all purposes of this Agreement. The Equity Contract Agent shall maintain a register setting forth the name of each Obligor furnishing Collateral and the Collateral so furnished or furnished in substitution therefor pursuant to
Section 7.05.

         Section 7.02. Interest on Collateral. Except upon any default by an Obligor of his obligation to furnish additional Collateral pursuant to Section
7.03 hereof or to purchase the

Shares covered by any of such Obligor's Collateralized Equity Contracts on the Purchase Date, the Obligor shall be entitled to any interest paid on the Collateral and any such interest received by the Equity Contract Agent shall be paid over to such Obligor; provided, however, that, subject to the provisions of
Section 7.05, in the case of Collateral consisting of any obligation originally issued at a price below the principal amount thereof at stated maturity and not bearing stated interest except upon default in the payment of principal thereof or after acceleration, any amounts received by the Equity Contract Agent in excess of the discounted original issue price thereof or any amounts received by the Equity Contract Agent in respect of interest on overdue principal accruing only after default in the payment of principal thereof or after acceleration shall not be paid over to such Obligor but shall be retained by the Equity Contract Agent in cash subject to the security interest and pledge granted in the Collateral Agreement to the Equity Contract Agent on behalf of the Corporation; and provided further that, in the case of Collateral consisting of any obligation, if the aggregate amount of payments of principal thereof upon any acceleration or at stated maturity received by the Equity Contract Agent shall be less than the value thereof (determined as provided in Section 7.01), then any interest on such obligation received by the Equity Contract Agent after such acceleration or after the stated maturity thereof shall not be paid over to such Obligor but shall be retained by the Equity Contract Agent in cash subject to the security interest and pledge granted in the Collateral Agreement to the Equity Contract Agent on behalf of the Corporation.

         Section 7.03. Principal Payments on Collateral. On the date of maturity of any Collateral (whether at stated maturity, upon acceleration, redemption or otherwise), the Equity Contract Agent shall retain all proceeds received thereon in cash subject to the security interest and pledge granted in the Collateral Agreement to the Equity Contract Agent on behalf of the Corporation (other than payments of interest which the Equity Contract Agent is obligated to pay over to an Obligor to the extent provided in Section 7.02). In the case of Collateral consisting of any obligation, if the aggregate amount of payments of principal thereof (whether upon maturity, acceleration, redemption or otherwise) received by the Equity Contract Agent shall be less than the value thereof (determined as provided in Section 7.01), the Equity Contract Agent shall notify the Obligor of such deficiency and the Obligor shall furnish additional Collateral having a value equal to such deficiency.

         Section 7.04. No Obligation to Invest. Except as provided in Section 7.05, the Equity Contract Agent shall not be obligated to invest any cash Collateral pledged to or held by it or any cash proceeds of any Collateral, and shall have no liability or responsibility for any loss or diminution of value whatsoever in connection with any Collateral or any such cash proceeds.

         Section 7.05. Substitution of Collateral. So long as an Obligor is not in default in respect of his obligation to furnish additional Collateral pursuant to Section 7.03 hereof or to purchase the Shares covered by any of such Obligor's Collateralized Equity Contracts on the Purchase Date, such Obligor may obtain release of his Collateral (including the cash proceeds of such Collateral) from the security interest and pledge granted in the Collateral Agreement to the Equity Contract Agent on behalf of the Corporation by delivering to the Equity Contract Agent in substitution therefor Collateral of the kind and value required by Section 7.01 equal to the value (as so determined) of the Collateral (including the amount of any cash proceeds thereof) to be released. Upon receipt of such substitute Collateral, the Equity Contract Agent shall make a notation of each substitution on the Collateral Agreement pursuant to which the collateral to be released was pledged and shall return the Collateral (including any cash proceeds thereof) released as a result of such substitution. No service charge will be made by the Equity Contract Agent for any substitution of Collateral. So long as an Obligor is not in default in respect of his obligation to furnish additional Collateral pursuant to Section 7.03 hereof or to purchase the Shares covered by any such Obligor's Collateralized Equity Contracts on the Purchase Date, the amount of any cash at any time included in this Collateral resulting from payment at maturity of any Eligible Government Obligations, shall, pursuant to written instructions received by the Equity Contract Agent from such Obligor accompanied by reasonable transaction fees and other expenses as determined by the Equity Contract Agent, be invested, to the extent reasonably practicable, by the Equity Contract Agent in one or more other Eligible Government Obligations, as specified by such Obligor in said instructions. Notwithstanding the provisions of Section 7.02, in the event any such cash shall be so invested, after the Equity Contract Agent shall have purchased such obligations for such Obligor, the Equity Contract Agent promptly shall remit to the Obligor any excess cash Collateral held by the Equity Contract Agent as collateral security for such Obligor's Collateralized Equity Contracts.

         Section 7.06. Release of Collateral Upon Exchange, Transfer, Payment, Cancellation.

                  (a) Upon the due exchange of a Collateralized Equity Contract, in respect of all or any portion of the unpaid aggregate purchase obligation thereunder, for a Commonly Registered Equity Contract, the Equity Contract Agent shall promptly deliver to the Obligor under such Collateralized Equity Contract all Collateral (including any cash proceeds thereof) then held by the Equity Contract Agent as collateral security for such Collateralized Equity Contract; provided that, notwithstanding the foregoing, the Equity Contract Agent shall retain such Collateral (including any cash proceeds thereof) then so held as shall have a value equal to the difference between any unpaid aggregate purchase obligation under all Collateralized Equity Contracts registered in the name of such Obligor and the value of Collateral held as collateral security for such Collateralized Equity Contracts.

                  (b) Upon the due registration of transfer of a Collateralized Equity Contract or any portion thereof, and upon pledge of Collateral in compliance with Section 7.01 by the subsequent transferee thereof, the Equity Contract Agent shall promptly deliver to the transferor Obligor under such Collateralized Equity Contract all Collateral (including any cash proceeds thereof) then held by the Equity Contract Agent as collateral security for such Collateralized Equity Contract; provided that, notwithstanding the foregoing, the Equity Contract Agent shall retain such Collateral (including any cash proceeds thereof) then so held as shall have a value equal to the difference between any unpaid aggregate purchase obligation under all Collateralized Equity Contracts registered in the name of such Obligor and the value of Collateral held as collateral security for such Collateralized Equity Contracts.

                  (c) In the event that an Obligor under a Collateralized Equity Contract shall purchase all or a portion of the Shares covered thereby pursuant to such Collateralized Equity Contract, the Equity Contract Agent shall promptly deliver to the Obligor under such Collateralized Equity Contract all Collateral (including any cash proceeds thereof) then held by the Equity Contract Agent as collateral security for such Collateralized Equity Contract;

provided that, notwithstanding the foregoing, the Equity Contract Agent shall retain such Collateral (including any cash proceeds thereof) then so held as shall have a value equal to the difference between any remaining unpaid aggregate purchase obligation under all Collateralized Equity Contracts registered in the name of such Obligor and the value of Collateral held as collateral security for such Collateralized Equity Contracts.

                  (d) In the event that the Collateralized Equity Contracts shall cancel pursuant to Section 2.06, the Equity Contract Agent shall promptly deliver to the respective Obligors under the Collateralized Equity Contracts all Collateral (including any cash proceeds thereof) then held by the Equity Contract Agent as collateral security for their respective Collateralized Equity Contracts.

                  (e) Upon each delivery by the Equity Contract Agent to an Obligor or transferor Obligor under a Collateralized Equity Contract of Collateral (and any cash proceeds thereof) as provided in this Section 7.06, the Collateral (including such cash proceeds) so delivered shall be released from the pledge and security interest granted in the Collateral Agreement to the Equity Contract Agent on behalf of the Corporation to secure such Collateralized Equity Contract.

                  (f) In connection with the partial release of any Collateral under Section 7.05 and this Section 7.06, the Equity Contract Agent shall be obligated to deliver to the Obligor under a Collateralized Equity Contract only such Collateral as shall be susceptible to such delivery under the terms of any obligation held as Collateral, or law or regulation pertaining thereto. If any Collateral is not susceptible to delivery, the Equity Contract Agent shall take such action, consistent with the purposes of this Agreement, as shall be requested in writing by such Obligor to cause the Collateral to be put in such form or liquidated so as to permit delivery thereof to the Obligor.

         Section 7.07. Default by Obligor. In the event of a default by any Obligor in the performance of his obligation to purchase and pay for Shares on the Purchase Date, the Equity Contract Agent on behalf of the Corporation shall have, in addition to any other rights provided by law or contract, all the rights of a secured creditor with respect to the Collateral provided in the Uniform Commercial Code of the State of Indiana (or in any successor or similar statute at the time in effect) and may, subject to any requirements of applicable bankruptcy or other laws, sell such Collateral in any way permitted under applicable law. Any net proceeds realized by the Equity Contract Agent in exercising any remedy hereunder and any amounts received by the Equity Contract Agent upon the maturity of any Collateral following such default, after deducting the reasonable expenses of such realization (including reasonable attorneys' fees) and of the collection of such amount shall be applied to the payment of the purchase price of the Shares which the defaulting Obligor shall be obligated to purchase, and any excess shall be paid to or upon the order of the Obligor. Promptly after receipt in full of such purchase price, the Equity Contract Agent shall transmit a certificate for the number of such Shares for which payment has been so made to such Obligor. The defaulting Obligor shall remain liable to pay the Equity Contract Agent, upon demand, an amount equal to the excess, if any, of his aggregate purchase obligation and the realization expenses of the Equity Contract Agent over the net proceeds of such Collateral.

                                  ARTICLE VIII

                      CONCERNING THE EQUITY CONTRACT AGENT

         Section 8.01. The Equity Contract Agent. The Corporation hereby appoints First Bank, Greenwood, Indiana, as Equity Contract Agent of the Corporation in respect to the Equity Contracts upon the terms and subject to the conditions herein set forth; and First Bank, Greenwood, Indiana, hereby accepts such appointment and shall perform its duties hereunder in accordance with instructions from the Corporation given in accordance herewith. The Equity Contract Agent shall have the powers and authority granted to and conferred upon it in the Equity Contracts and hereby and such further powers and authority to act on behalf of the Corporation as the Corporation may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Equity Contracts are subject to and governed by the terms and provisions hereof. The Equity Contract Agent may act as an Authenticating Agent under the Indenture.

         Section 8.02. Conditions of Obligations. The Equity Contract Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Corporation agrees and to all of which the rights hereunder of the Obligors from time to time under the Equity Contracts shall be subject:

                  (a) The Corporation agrees promptly to pay to the Equity Contract Agent the compensation to be agreed upon with the Corporation for all services rendered by the Equity Contract Agent and to reimburse the Equity Contract Agent for reasonable out-of-pocket expenses (including counsel fees) incurred by the Equity Contract Agent in connection with the services rendered hereunder by it. The Corporation also agrees to indemnify the Equity Contract Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence or bad faith on the part of the Equity Contract Agent, arising out of or in connection with its acting as Equity Contract Agent hereunder, as well as the costs and expenses of defending against any claim of liability in the premises.

                  (b) In acting under this Agreement and in connection with the Equity Contracts, the Equity Contract Agent is acting solely as agent of the Corporation and does not assume any obligation or relationship of agency or trust for or with any of the Obligors under the Equity Contracts, except as provided in Section 7.05 or 7.06 or to the extent that the Equity Contract Agent shall hold certificates for Shares delivered to it for the account of any Obligor.

                  (c) The Equity Contract Agent may consult with counsel satisfactory to it (who may be counsel to the Corporation), and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

                  (d) The Equity Contract Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Equity Contract, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                  (e) The Equity Contract Agent, and its officers, directors and employees, may become the owners of, or acquire any interest in, Equity Contracts, with the same rights that it or they would have if it were not the Equity Contract Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Corporation and may act on, or as depositary, trustee or agent for, any committee or body of holders of any obligations of the Corporation as freely as if it were not the Equity Contract Agent hereunder.

                  (f) The Equity Contract Agent shall not be under any liability for interest on any monies at any time received or held by it pursuant to any of the provisions of this Agreement or of the Equity Contracts.

                  (g) The Equity Contract Agent shall not incur any liability with respect to the validity of this Agreement or any of the Equity Contracts.

                  (h) The Equity Contract Agent shall not be responsible for any of the recitals or representations, herein or in the Equity Contracts contained (except as to the Equity Contract Agent's countersignature thereon), all of which are made solely by the Corporation.

                  (i) The Equity Contract Agent shall be obligated to perform only such duties as are herein or in the Equity Contracts specifically set forth, and no implied duties or obligations shall be read into this Agreement or the Equity Contracts against the Equity Contract Agent. The Equity Contract Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Equity Contract Agent shall not be accountable or under any duty or responsibility for the use by the Corporation of any of the Equity Contracts countersigned by the Equity Contract Agent and delivered by it pursuant to this Agreement. The Equity Contract Agent shall have no duty or responsibility in case of any default by the Corporation in the performance of its covenants or agreements contained in the Equity Contracts or in the case of the receipt of any written demand from an Obligor under any of the Equity Contracts with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Corporation.

                  (j) The Equity Contract Agent may execute any of its powers hereunder or perform any of its duties hereunder either directly or by or through agents or attorneys, and the Equity Contract Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

         Section 8.03. Resignation and Appointment of Successor.

                  (a) The Corporation agrees, for the benefit of the Obligors from time to time under the Equity Contracts, that there shall at all times be an Equity Contract Agent hereunder so long as the Obligors are obligated or permitted to purchase the Shares.

                  (b) The Equity Contract Agent may at any time resign as such agent by giving written notice to the Corporation of such intention on its part, specifying the date on which its desired resignation shall become effective; provided that such date shall not be less than three (3) months after the date on which such notice is given unless the Corporation agrees to accept less notice. The Equity Contract Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Corporation and specifying such removal and the date when it shall become effective. Such resignation or removal shall take effect upon the appointment by the Corporation, as hereinafter provided, of a successor Equity Contract Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Equity Contract Agent. The obligation of the Corporation under Section 8.02(a) shall continue to the extent set forth therein notwithstanding the resignation or removal of the Equity Contract Agent.

                  (c) In case at any time the Equity Contract Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or under any other applicable Federal or state bankruptcy law or similar law or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered for relief against it under the provisions of Title 11 of the United States Code, as now constituted or hereafter amended, or under any other applicable Federal or state bankruptcy or similar law, or if any public officer shall have taken charge or control of the Equity Contract Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Equity Contract Agent, qualified as aforesaid, shall be appointed by the Corporation by an instrument in writing, filed with both the Equity Contract Agent to be replaced and the successor Equity Contract Agent. Upon the appointment as aforesaid of a successor Equity Contract Agent and acceptance by the latter of such appointment, the Equity Contract Agent so superseded shall cease to be Equity Contract Agent hereunder.

                  (d) Any successor Equity Contract Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Corporation an instrument accepting such appointment hereunder, and thereupon such successor Equity Contract Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Equity Contract Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Equity Contract Agent shall be entitled to receive, subject to the provisions of this Agreement, all monies, securities and other property on deposit with or held by such predecessor as Equity Contract Agent.

                  (e) Any corporation into which the Equity Contract Agent hereunder may be merged or converted or any corporation with which the Equity Contract Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Equity Contract Agent shall be a party, or any corporation to which the Equity Contract Agent shall sell or otherwise transfer all or substantially all the assets and business of the Equity Contract Agent shall be the successor Equity Contract Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  (f) The Equity Contract Agent and any successor Equity Contract Agent shall at all times maintain an office in the City of Greenwood, Indiana.

         Section 8.04. Payment of Taxes. The Corporation will pay all stamp and other duties, if any, to which, under the laws of the United States of America, this Agreement or the original issuance of the Equity Contracts may be subject.

                                   ARTICLE IX

                                  MISCELLANEOUS

         Section 9.01. Amendment. This Agreement may be amended by the parties hereto, without the consent of any Obligor under any Equity Contract, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein, or in regard to matters or questions arising under this Agreement as the Corporation and the Equity Contract Agent may deem necessary or desirable, provided that such action shall not adversely affect the interests of the Obligors under the Equity Contracts.

         Section 9.02. Notices and Demands. If the Equity Contract Agent shall receive any notice or demand addressed to the Corporation by any Obligor under an Equity Contract pursuant to the provisions of the Equity Contracts, the Equity Contract Agent shall promptly forward such notice or demand to the Corporation.

         Section 9.03. Addresses. Any communications from the Corporation to the Equity Contract Agent with respect to this Agreement shall be addressed to First Bank, 996 South State Road 135, Greenwood, Indiana 46143, and any communications from the Equity Contract Agent to the Corporation with respect to this Agreement shall be addressed to First Shares Bancorp, Inc., 996 South State Road 135, Greenwood, Indiana 46143 (or such other address as shall be specified in writing by the Equity Contract Agent or by the Corporation).

         Section 9.04. Applicable Law. The validity, interpretation and performance of this Agreement and each Equity Contract issued hereunder and of the respective terms and provisions hereof and thereof shall be governed by the substantive laws of the State of Indiana.

         Section 9.05. Obtaining of Governmental Approvals. The Corporation will from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and state laws, which may be or become requisite in connection with the issuance, transfer and delivery of the Equity Contracts and the issuance, sale, transfer and delivery of the Shares.

         Section 9.06. Authorized Shares. The Corporation shall at all times have authorized and reserved for issuance, free from preemptive rights, a number of Shares sufficient to permit the purchase in full of all Shares covered by outstanding Equity Contracts and will make available to the Equity Contract Agent a sufficient number of certificates therefor. The Corporation covenants that all Shares issued pursuant to and in accordance with the provisions of the Equity Contracts and this Agreement will, when issued, be fully paid and non-assessable by the Corporation.

         Section 9.07. Persons Having Rights Under Agreement. Nothing in this Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Corporation, the Equity Contract Agent and the Obligors under the Equity Contracts any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement shall be for the sole and exclusive benefit of the Corporation and the Equity Contract Agent and their successors and of the Obligors under the Equity Contracts.

         Section 9.08. Successor Corporation to be Substituted. In case of any consolidation, merger or conveyance pursuant to Section 3.01 hereof, any such successor to the Corporation hereunder may cause to be signed, and may issue either in its own name or in the name of First Shares Bancorp, Inc. any or all of the Equity Contracts issuable hereunder which theretofore shall not have been signed by the Corporation and delivered to the Equity Contract Agent; and, upon the order of such successor corporation instead of the Corporation and subject to all the terms, conditions and limitations in this Agreement prescribed, the Equity Contract Agent shall countersign and shall deliver any Equity Contracts which previously shall have been signed and delivered by the officers of the Corporation to the Equity Contract Agent for countersignature, and any Equity Contracts which such successor corporation thereafter shall cause to be signed and delivered to the Equity Contract Agent for that purpose. All the Equity Contracts so issued shall in all respects have the same obligations and rights under this Agreement as the Equity Contracts theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Equity Contracts had been issued at the date of the execution hereof.

         Section 9.09. Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         Section 9.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

         Section 9.11. Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times at the office of the Equity Contract Agent specified in Section 9.03 for inspection by the Obligors under the Equity Contracts. The Equity Contract Agent may require any such Obligor to submit its Equity Contract for inspection by it.

         IN WITNESS WHEREOF, FIRST SHARES BANCORP, INC. has caused this Agreement to be signed by one of its duly authorized officers, and the same to be attested by its Secretary or one of its Assistant Secretaries, and FIRST BANK has caused this Agreement to be signed by one of its duly authorized officers, and the same to attested by its Secretary or one of its Assistant Secretaries, all as of the day and year first above written.

                                       FIRST SHARES BANCORP, INC.


                                       By:
                                          --------------------------------------
                                           Jerry R. Engle
                                           President and Chief Executive Officer



Attest:


-------------------------
Kimberly B. Kling
Secretary


                                       FIRST BANK



                                       By:
                                          --------------------------------------
                                           John Ditmars
                                           Executive Vice President



Attest:


---------------------------
Kimberly B. Kling
Secretary

[FACE SIDE]                                                            EXHIBIT A


                  [FORM OF COMMONLY REGISTERED EQUITY CONTRACT]


               THIS COMMONLY REGISTERED EQUITY CONTRACT MAY NOT BE
          SOLD, TRANSFERRED OR ASSIGNED EXCEPT UPON COMPLIANCE WITH THE
          REQUIREMENTS FOR TRANSFER SET FORTH HEREIN AND ON THE REVERSE
         HEREOF, IN THE CORRESPONDING COMMONLY REGISTERED DEBENTURE AND
            INDENTURE DEFINED HEREIN AND IN AN EQUITY CONTRACT AGENCY
      AGREEMENT DATED AS OF ________________, 2002 BETWEEN THE CORPORATION
                      AND FIRST BANK, GREENWOOD, INDIANA.

                    VALID ONLY IF COUNTERSIGNED BY THE EQUITY
                        CONTRACT AGENT AS PROVIDED HEREIN

No. CREC-                                          Aggregate Purchase Obligation


                                                    $
                                                     ---------------------------

                           FIRST SHARES BANCORP, INC.
                       COMMONLY REGISTERED EQUITY CONTRACT

                   Commonly Registered Equity Contract between
                           First Shares Bancorp, Inc.,
                 an Indiana corporation (the "Corporation"), and

                        or registered assigns, as obligor
                           hereunder (the "Obligor").

         Subject to the conditions hereinafter set forth, the Obligor agrees to purchase and pay for, and the Corporation agrees to sell, on January 1, 2011 (the "Purchase Date"), that number of shares (the "Shares") of common stock, par value $0.01 per share, of the Corporation (the "Common Stock") determined by dividing the aggregate purchase obligation set forth above (the "Aggregate Purchase Obligation") by a purchase price per Share of $10.00, as adjusted from time to time upon the occurrence of certain events set forth in the Equity Contract Agency Agreement.

         The Obligor is the registered holder of a Commonly Registered Debenture (as defined in the Equity Contract Agency Agreement hereinafter referred to) which refers by letters and numbers to this Commonly Registered Equity Contract on the face thereof (the "Corresponding Commonly Registered Debenture") of a duly authorized issue of the Corporation's 8% Redeemable Subordinated Debentures Due July 1, 2011 (the "Debentures") issued under an

Indenture dated as of ___________, 2002 (the "Indenture") between the Corporation and The Huntington National Bank, as Trustee, having an aggregate principal amount equal to the Aggregate Purchase Obligation.

         At any time prior to the Purchase Date, the Obligor, upon surrender of this Commonly Registered Equity Contract with the form of election to purchase on the reverse hereof duly completed and signed at the office of First Bank, Greenwood, Indiana, or its successor as Equity Contract Agent (the "Equity Contract Agent"), initially at the address specified in such form of election, may purchase all or a portion of the Shares covered by this Commonly Registered Equity Contract at a purchase price per Share of $10.00, as adjusted from time to time upon the occurrence of certain events. The aggregate purchase price of Shares purchased must be $1,000 or any integral multiple of $1,000 (without regard to any cash settlement for fractional shares).

                  The purchase price for the Shares purchased pursuant hereto shall be payable at the office of the Equity Contract Agent (i) in lawful money of the United States of America, by bank wire transfer to the Equity Contract Agent in immediately available funds or by certified or official bank check in New York Clearing House funds payable to or upon the order of the Corporation, or (ii) subject to Section 2.03(b) of the Equity Contract Agency Agreement, by surrender of an equal aggregate unpaid principal amount of the Corresponding Commonly Registered Debentures; provided however, that after the Corporation shall have mailed to the Obligor hereunder a Cancellation Notice (as hereinafter provided) the purchase price for the Shares purchased pursuant to this Commonly Registered Equity Contract shall be payable only by surrender of an equal aggregate unpaid principal amount of the Corresponding Commonly Registered Debenture. The Corporation is entitled on or after the Purchase Date to offset the obligation of the Corporation to pay the principal of the Corresponding Commonly Registered Debenture (whether or not such Commonly Registered Debenture has matured), in whole or in part, against the obligation of the Obligor under this Commonly Registered Equity Contract to pay the unpaid aggregate purchase price of the Shares covered hereby, in full and complete satisfaction of the obligation of the Corporation to pay all or such part of the principal of such Corresponding Commonly Registered Debenture. Upon making such offset, the Corporation shall deliver certificates for such Shares to the Equity Contract Agent, which shall hold such certificates for the account of, and deliver the same to, the registered holder of such Corresponding Commonly Registered Debenture upon the presentation thereof. The Corporation shall not be obligated to sell the Shares or deliver any certificates therefor unless it shall have received payment in full of the aggregate purchase price for the Shares purchased in the manner herein set forth. Payment of the purchase price for Shares purchased under this Commonly Registered Equity Contract shall be accepted and credited by the Corporation only in amounts equal to $1,000 or any integral multiple of $1,000.

                  Debentures surrendered in full or partial payment of the aggregate purchase obligation for Shares will be accepted and credited in an amount equal to the unpaid principal amount thereof; provided that (i) Debentures will be credited only in amounts equal to $1,000 or any integral multiple of $1,000, (ii) a Commonly Registered Debenture may be surrendered in partial or complete satisfaction only of the aggregate purchase obligation under the Corresponding Commonly Registered Equity Contract and may not be surrendered in partial or complete satisfaction of the aggregate purchase obligation under any other Equity Contract, and

(iii) Unrestricted Debentures (as defined in the Equity Contract Agency Agreement) may not be surrendered in partial or complete satisfaction of the aggregate purchase obligation under any Commonly Registered Equity Contract.

                  The Corporation has the right to redeem the Debentures as provided in Article Twelve of the Indenture. In the event that the Corporation should exercise such right, this Commonly Registered Equity Contract, and the obligations and rights of the Corporation and the Obligor hereunder, shall be cancelled on the date on which the Debentures are redeemed (the "Cancellation Date"). Upon such cancellation, the Obligor hereunder shall receive an amount (the "Cancellation Payment") equal to one percent (1%) of the principal amount of the purchase obligation under this Commonly Registered Equity Contract; provided, however, that if the Debentures are redeemed on or after July 1, 2010, or after the occurrence of an Adverse Tax Determination (as defined in the Indenture) or an Adverse Capital Determination (as defined in the Indenture), no Cancellation Payment will be made; and provided, further, that if the Debentures are redeemed after an Adverse Tax Determination or an Adverse Capital Determination, holders of Equity Contracts shall have the right to purchase the Shares purchasable hereunder at a price equal to the lower of (i) ninety-four percent (94%) of the average "current market price" of the Common Stock, as that term is defined in Section 3.01(d) of the Equity Contract Agency Agreement, for the 10 business days prior and 10 business days after the Adverse Tax Determination or Adverse Capital Determination (but not less than $5.00 per share subject to adjustment as provided in Section 3.01 of the Equity Contract Agency Agreement) or (ii) the designated Equity Contract purchase price. In no event shall a Cancellation Payment be made to the extent Common Stock is purchased prior to cancellation of this Equity Contract, regardless of the reason for cancellation. Notice of any such cancellation of this Commonly Registered Equity Contract (the "Cancellation Notice") shall be given to the Obligor hereunder by first class mail, postage prepaid, not less than 30 nor more than 60 days prior to the Cancellation Date. Such Cancellation Notice shall specify the Cancellation Date, the amount of the Cancellation Payment, if any, and the place where this Commonly Registered Equity Contract is to be presented and surrendered. Upon presentation and surrender of this Commonly Registered Equity Contract at the place provided in the Cancellation Notice, the Obligor hereunder shall be paid the Cancellation Payment payable with respect hereto, if any, without interest.

                  This Commonly Registered Equity Contract and the obligations and rights of the Corporation and the Obligor hereunder shall terminate if, on or prior to the Purchase Date, certain events of bankruptcy, insolvency or reorganization with respect to the Corporation specified in the Equity Contract Agency Agreement hereinafter referred to shall have occurred.

                  This Commonly Registered Equity Contract is issued under and in accordance with the Equity Contract Agency Agreement dated as of ___________, 2002 (the "Equity Contract Agency Agreement"), between the Corporation and the Equity Contract Agent and is subject to the terms and provisions contained in the Equity Contract Agency Agreement, to all of which terms and provisions the Obligor consents by becoming obligated hereon by the execution of Acceptance on a Commonly Registered Equity Contract (or separate written acceptance agreement satisfactory to the Corporation). Copies of the Equity Contract Agency Agreement are on file at the Office of the Equity Contract Agent. All capitalized terms used but not defined in this Equity Contract which are defined in the Equity Contract Agency Agreement have the meanings assigned to them in the Equity Contract Agency Agreement.

                  The Corporation and the Equity Contract Agent may deem and treat the registered Obligor as the absolute obligor hereunder (notwithstanding any notation or other writing herein) for all purposes, and neither the Corporation nor the Equity Contract Agent shall be affected by any notice to the contrary.

                  This Commonly Registered Equity Contract shall be the obligation of the registered Obligor and this Commonly Registered Equity Contract and such obligation cannot be sold, transferred or assigned except upon compliance with the requirements for transfer set forth in this Commonly Registered Equity Contract, including those on the reverse hereof, in the Corresponding Commonly Registered Debenture, in the Indenture and in the Equity Contract Agency Agreement. Until this Commonly Registered Equity Contract shall be registered in a name other than the name of the registered holder of such Corresponding Commonly Registered Debenture, this Commonly Registered Equity Contract shall continue to be registered in the name of, and to be the obligation of, the registered holder of such Corresponding Commonly Registered Debenture.

                  After countersignature by the Equity Contract Agent and prior to the Purchase Date, this Commonly Registered Equity Contract may, upon compliance with the provisions of the Equity Contract Agency Agreement, be exchanged at the office of the Equity Contract Agent for Commonly Registered Equity Contracts and/or Collateralized Equity Contracts (as defined in the Equity Contract Agency Agreement) representing the same Aggregate Purchase Obligation.

                  This Commonly Registered Equity Contract shall not entitle the Obligor hereunder to any of the rights or privileges of a stockholder of the Corporation and shall not constitute a subscription for the Shares for any purpose.

                  This Commonly Registered Equity Contract shall not be valid or obligatory for any purpose until countersigned by the Equity Contract Agent.

Dated:
       ---------------------------------

                                                FIRST SHARES BANCORP, INC.

                                                By:
                                                    ----------------------------

Attest:

-----------------------------------------
Countersigned:

FIRST BANK,
As Equity Contract Agent

By:
    -----------------------------------------
         Authorized Officer

[Reverse Side]

                              ELECTION TO PURCHASE


                   (To be executed by an Obligor who wishes to
                    purchase Shares prior to January 1, 2011)

To the Equity Contract Agent:


         The undersigned Obligor (1) exercises the right to purchase that number of shares of Common Stock, par value $.01 per share, of First Shares Bancorp, Inc. which $_______ (must be $1,000 or any integral multiple of $1,000) will purchase at the Share Price set forth in this Commonly Registered Equity Contract, and (2) makes payment in full for the number of Shares so purchased by payment of the amount set forth above:


         (Please check appropriate box.)

         [ ] in lawful money of the United States of America, by bank wire transfer to the Equity Contract Agent in immediately available funds or by certified or official bank check in New York Clearing House funds payable to or upon the order of the Corporation; or

         [ ]      by surrender herewith of Commonly Registered Debentures.

                  Please issue the certificate for Shares in the name of, and pay any cash for any fractional share to:

------------------------------------------------------
Print or type name

------------------------------------------------------
Social Security or other identifying number

------------------------------------------------------
Street address

-------------------------------------------------------------------
       City                  State                        Zip Code

Dated:
       --------------------------               --------------------------------
                                                             Signature

Shares may be purchased in person or by mail at the following address:

                                   First Bank
                            996 South State Road 135
                            Greenwood, Indiana 46143

                                  ASSIGNMENT I


                 (To be executed if Obligor desires to transfer
                 Commonly Registered Equity Contract separately
                from Corresponding Commonly Registered Debenture)


         FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto __________________ the obligation and right represented by this Commonly Registered Equity Contract to purchase the shares of Common Stock, par value $.01 per share, of First Shares Bancorp, Inc. to which this Commonly Registered Equity Contract relates and appoints _____________________________________________________________ attorney to transfer such obligation and right on the books of the Equity Contract Agent with full power of substitution in the premises. Such obligation and right shall be evidenced by a Collateralized Equity Contract, registered in the name of the transferee, in the form authorized by the Equity Contract Agency Agreement, to which reference is hereby made for a statement of the respective rights thereunder of the Corporation, the Equity Contract Agent and the holder of the Collateralized Equity Contract. The undersigned hereby acknowledges that this transfer shall not be registered by the Equity Contract Agent until the transferee shall have collateralized its obligation under the Collateralized Equity Contract in the manner provided in the Collateral Agreement below and in the Equity Contract Agency Agreement referred to herein, and, until such collateral requirements shall be satisfied, the undersigned shall remain the registered Obligor under this Commonly Registered Equity Contract.


Dated:
       -----------------------                  --------------------------------
                                                           Signature


Signature Guaranteed:


-----------------------------------------------------

                              COLLATERAL AGREEMENT


(To be executed by Obligor if the Corresponding Commonly Registered Debenture is being transferred separately from this Commonly Registered Equity Contract or if this Commonly Registered Equity Contract is being exchanged for a Collateralized Equity Contract, or by the transferee if this Commonly Registered Equity Contract is being transferred separately from the Corresponding Commonly Registered Debenture)

         As collateral security for the obligation of the undersigned under the Collateralized Equity Contract to be issued to the undersigned as the Obligor thereunder (and under any other Collateralized Equity Contract to be issued in the name of the undersigned and evidencing all or any part of the same purchase obligation), the undersigned does hereby pledge to First Bank, as Equity Contract Agent, and does hereby grant to it a security interest in, all of the undersigned's right, title and interest in and to the items of Collateral listed below (and all proceeds thereof and all Collateral from time to time delivered to the Equity Contract Agent in substitution therefor). The undersigned hereby assumes and agrees to perform the obligations of the Obligor set forth in said Collateralized Equity Contract.

         The undersigned does hereby deliver to the Equity Contract Agent such Collateral (other than book entry United States Treasury securities pledged herewith which have been registered in the name of the Equity Contract Agent, as custodian for the undersigned and as pledgee hereunder). Such Collateral shall be held by such Equity Contract Agent pursuant to, and until released in accordance with, the term of the Equity Contract Agency Agreement dated as of ___________, 2002 between the Corporation and the Equity Contract Agent. The undersigned further agrees to be bound, or to continue to be bound, as the case may be, by all of the terms and conditions set forth in said Collateralized Equity Contract (and any other Collateralized Equity Contract to be issued in the name of the undersigned and evidencing all or any part of the same purchase obligation) and said Equity Contract Agency Agreement. The undersigned represents and warrants that he owns the Collateral free and clear of all liens, he has the authority and legal right to pledge such Collateral, and he has executed and delivered all instruments and, if requested by the Corporation, will take all such other action as may be necessary to cause all payments of principal and interest on such Collateral to be paid to the Equity Contract Agent. The undersigned agrees that upon a default by the undersigned of his obligation under said Collateralized Equity Contract, (i) the Equity Contract Agent shall have, in addition to all other rights provided by law or contract, all the rights of a secured creditor with respect to the Collateral provided in the Uniform Commercial Code of the State of Indiana, (ii) the Equity Contract Agent may, subject to any requirements of applicable bankruptcy or other laws, sell all or a portion of such Collateral, apply the net proceeds, after deducting the reasonable expenses of such realization and the collection of such amounts (including attorneys' fees), and any amounts received by it upon the maturity of any Collateral following such default, to the payment of the purchase price, for the account of the undersigned, of the Shares covered by said Collateralized Equity contract and transmit the certificates for such Shares for which full payment has been made to the undersigned and (iii) unless otherwise required by applicable law, no notice of such sale need be given to the undersigned. The undersigned shall be liable for any deficiency in respect of such purchase price.


Dated:
       -----------------------              ------------------------------------
                                             Signature of Obligor or Transferee


                                             Name of Obligor or Transferee:

                                             -----------------------------------

                                             Address of Obligor or Transferee:

                                             -----------------------------------


                                             -----------------------------------

Collateral Delivered


----------------------------------------------------


----------------------------------------------------

                                  ASSIGNMENT II


(To be executed if Obligor desires to transfer Commonly Registered Equity Contract and Corresponding Commonly Registered Debenture to the same transferee)


         For value received, ____________________________hereby sells, assigns and transfers unto _____________________the obligation and right represented by this Commonly Registered Equity Contract to purchase the shares of Common Stock, par value $0.01 per share, of First Shares Bancorp, Inc. to which this Commonly Registered Equity Contract relates and appoints _______________________________________________ attorney to transfer such obligation and right on the books of the Equity Contract Agent with full power of substitution in the premises. The undersigned hereby acknowledges that this transfer shall not be registered by the Equity Contract Agent until the transferee shall have executed the form of Acceptance hereon, and until such requirement shall be satisfied, the undersigned shall remain the registered Obligor under this Commonly Registered Equity Contract.


Dated:
       -----------------------                  --------------------------------
                                                           Signature


Signature Guaranteed:


-----------------------------------------------

                                   ACCEPTANCE


(To be executed by transferee if Obligor desires to transfer Commonly Registered Equity Contract and Corresponding Commonly Registered Debenture to the same transferee)


         The undersigned hereby agrees to be bound by all of the terms and conditions set forth in the Commonly Registered Equity Contract to be issued in the name of the undersigned as the Obligor thereunder (and any other Commonly Registered Equity Contract to be issued in the name of the undersigned and evidencing all or any part of the same purchase obligation), including without limitation the obligation to pay the purchase price of Shares (as therein defined) when due and the right of offset of the Corporation set forth therein.


                                   ---------------------------------------------
                                              Signature of Transferee


                                        Name of Transferee:

                                   -----------------------------------------


                                        Address of Transferee:

                                   ---------------------------------------------


                                   ---------------------------------------------

[Face side]                                                            EXHIBIT B


                    [FORM OF COLLATERALIZED EQUITY CONTRACT]

              THIS COLLATERALIZED EQUITY CONTRACT MAY NOT BE SOLD,
               TRANSFERRED OR ASSIGNED EXCEPT UPON COMPLIANCE WITH
              THE REQUIREMENTS FOR TRANSFER SET FORTH HEREIN AND ON
               THE REVERSE HEREOF AND IN AN EQUITY CONTRACT AGENCY
              AGREEMENT DATED AS OF ___________, 2002, BETWEEN THE
                 CORPORATION AND FIRST BANK, GREENWOOD, INDIANA.


               VALID ONLY IF COUNTERSIGNED BY THE EQUITY CONTRACT
                            AGENT AS PROVIDED HEREIN

No. CEC-                                           Aggregate Purchase Obligation

                                                   $
                                                    ----------------------------

                           FIRST SHARES BANCORP, INC.
                         Collateralized Equity Contract

                     Collateralized Equity Contract between
                           First Shares Bancorp, Inc.
                 an Indiana corporation (the "Corporation"), and



          or registered assigns, as obligor hereunder (the "Obligor").

         Subject to the conditions hereinafter set forth, the Obligor agrees to purchase and pay for, and the Corporation agrees to sell, on January 1, 2011 (the "Purchase Date") that number of shares (the "Shares") of common stock, par value $0.01 per share, of the Corporation (the "Common Stock") determined by dividing the aggregate purchase obligation set forth above (the "Aggregate Purchase Obligation") by a purchase price per Share of $10.00 as adjusted from time to time upon the occurrence of certain events set forth in the Equity Contract Agency Agreement.

         At any time prior to the Purchase Date, the Obligor, upon surrender of this Collateralized Equity Contract with the form of election to purchase on the reverse hereof duly completed and signed at the office of First Bank, or its successor as Equity Contract Agent (the "Equity Contract Agent"), initially at the address specified in such form of election, may purchase all or a portion of the Shares covered by this Collateralized Equity Contract at a purchase price per Share of $10.00, as adjusted from time to time upon the occurrence of certain events. The aggregate purchase price of Shares purchased must be $1,000 or any integral multiple of $1,000 (without regard to any cash settlement for fractional shares).

         The purchase price for the Shares purchased pursuant hereto shall be payable at the office of the Equity Contract Agent (i) in lawful money of the United States of America, by bank wire transfer to the Equity Contract Agent in immediately available funds or by certified or official bank check in New York Clearing House funds payable to or upon the order of the Corporation, or (ii) subject to Section 2.03(b) of the Equity Contract Agency Agreement, by surrender of an equal aggregate unpaid principal amount of Unrestricted Debentures (as defined in the Equity Contract Agency Agreement) (Unrestricted Debentures being herein called "Debentures"). The Corporation shall not be obligated to sell the Shares or deliver any certificate therefor unless it shall receive payment in full of the aggregate purchase price for the Shares purchased in the manner herein set forth. Payment of the purchase price for Shares purchased under this Collateralized Equity Contract shall be accepted and credited by the Corporation only in amounts equal to $1,000 or any integral multiple of $1,000.

         Debentures surrendered in payment or partial payment of the aggregate purchase obligation for Shares will be accepted and credited in an amount equal to the unpaid principal amount thereof; provided that (1) Debentures will be credited only in amounts equal to $1,000 or any integral multiple of $1,000, and
(ii) a Commonly Registered Debenture (as defined in the Equity Contract Agency Agreement) may not be surrendered in partial or complete satisfaction of the purchase obligation under this Collateralized Equity Contract.

         The Corporation has the right to redeem the Debentures as provided in Article Twelve of the Indenture. In the event that the Corporation should exercise such right, this Collateralized Equity Contract, and the obligations and rights of the Corporation and the Obligor hereunder and under the Collateral Agreement entered into with respect to this Collateralized Equity Contract, shall be cancelled on the date on which the Debentures are redeemed (the "Cancellation Date"). Upon such cancellation, the Obligor hereunder shall receive an amount (the "Cancellation Payment") equal to one percent (1%) of the principal amount of the purchase obligation under this Collateralized Equity Contract; provided, however, that if the Debentures are redeemed on or after July 1, 2010, or after the occurrence of an Adverse Tax Determination (as defined in the Indenture) or an Adverse Capital Determination (as defined in the Indenture), no Cancellation Payment will be made, and provided, further, that if the Debentures are redeemed after an Adverse Tax Determination or Adverse Capital Determination, holders of Collateralized Equity Contracts shall have the right to purchase the Shares purchasable hereunder at a price equal to the lower of (i) ninety-four percent (94%) of the average "current market price" of the Common Stock, as that term is defined in Section 3.01(d) of the Equity Contract Agency Agreement, for the 10 business days prior and 10 business days after the Adverse Tax Determination or Adverse Capital Determination (but not less than $5.00 per share subject to adjustment as provided in Section 3.01 of the Equity Contract Agency Agreement) or (ii) the designated Equity Contract purchase price. In no event shall a Cancellation Payment be made to the extent Common Stock is purchased prior to cancellation of this Equity Contract regardless of the reason for cancellation. Notice of any such cancellation of this Collateralized Equity Contract (the "Cancellation Notice") shall be given to the Obligor hereunder by first class mail, postage prepaid, not less than 30 nor more than 60 days prior to the Cancellation Date. Such Cancellation Notice shall specify the Cancellation Date, the amount of the Cancellation Payment, if any, and the place where this Collateralized Equity Contract is to be presented and surrendered. Upon presentation and surrender of this Collateralized Equity Contract at the place provided in the Cancellation Notice, the Obligor hereunder shall be paid the Cancellation Payment payable with respect hereto, if any, without interest, and the Collateral then held as collateral security for this Collateralized Equity Contract shall be returned to such Obligor.

         This Collateralized Equity Contract and the obligations and rights of the Corporation and the Obligor hereunder shall terminate if, on or prior to the Purchase Date, certain events of bankruptcy, insolvency or reorganization with respect to the Corporation specified in the Equity Contract Agency Agreement hereinafter referred to shall have occurred.

         This Collateralized Equity Contract is issued under and in accordance with the Equity Contract Agency Agreement dated as of ______________, 2002 (the "Equity Contract Agency Agreement") between the Corporation and the Equity Contract Agent and is subject to the terms and provisions contained in the Equity Contract Agency Agreement, to all of which terms and provisions the Obligor consents by becoming obligated hereon by the execution of a Collateral Agreement (or separate written collateral agreement acceptable to the Corporation). Copies of the Equity Contract Agency Agreement are on file at the office of the Equity Contract Agent. All capitalized terms used but not defined in this Equity Contract which are defined in the Equity Contract Agency Agreement have the meanings assigned to them in the Equity Contract Agency Agreement.

         The Corporation and the Equity Contract Agent may deem and treat the registered Obligor as the absolute obligor hereunder (notwithstanding any notation or other writing herein) for all purposes, and neither the Corporation nor the Equity Contract Agent shall be affected by any notice to the contrary.

         This Collateralized Equity Contract shall be the obligation of the registered Obligor and this Collateralized Equity Contract and such obligation cannot be sold, transferred, or assigned except upon compliance with the requirements for transfer set forth in this Collateralized Equity Contract, including those on the reverse hereof, and in the Equity Contract Agency Agreement.

         All collateral securing the obligations of an Obligor under this Collateralized Equity Contract ("Collateral") must consist of one or more of the following items having an aggregate value, determined as set forth below, at least equal to the Aggregate Purchase Obligation for Shares covered hereby: (i) cash in lawful money of the United States of America paid to the Equity Contract Agent by bank wire transfer in immediately available funds or certificates of deposit; (ii) standby letters of credit issued by an insured bank that is not an affiliate of the Corporation; or (iii) debt obligations issued or guaranteed by the United States of America or an agency thereof, for the payment of which the full faith and credit of the United States of America is pledged, maturing on or before the Purchase Date, and, if in book entry form, registered in the name of the Equity Contract Agent, as custodian for the Obligor and as pledgee under the related collateral agreement ("Eligible Government Obligations"), which shall be valued at the unpaid principal amount thereof. Any designation by the Corporation of obligations as acceptable Collateral may also specify persons or classes of persons eligible to pledge such Collateral. All Collateral (including Collateral substituted for other Collateral) delivered to the Equity Contract Agent shall be endorsed in blank or accompanied by appropriate instrument of transfer, satisfactory to the Corporation and the Equity Contract Agent, signed in blank, in each case with signatures guaranteed, unless such Collateral consists of obligations in bearer form not registered as to principal or interest. Any Obligor or transferee who shall pledge any Collateral to the Equity Contract Agent as provided herein shall execute and deliver such instruments and, if requested by the Corporation, take all such other action as may be necessary to cause all payments of principal of and interest on the Collateral to be paid to the Equity Contract Agent. Collateral may be registered in the name of the Equity Contract Agent, the Corporation or the nominee of either. In the case of Collateral consisting of any obligation, if the aggregate amount of payments of principal thereof (whether upon maturity, acceleration, redemption or otherwise) received by the Equity Contract Agent shall be less than the value thereof (determined as provided above), the Equity Contract Agent shall notify the Obligor of such deficiency and the Obligor shall furnish additional Collateral having a value equal to such deficiency.

         After countersignature by the Equity Contract Agent and prior to the Purchase Date, this Collateralized Equity Contract may, upon compliance with the provisions of the Equity Contract Agency Agreement, be exchanged at the office of the Equity Contract Agent for Collateralized Equity Contracts and/or Commonly Registered Equity Contracts representing the same Aggregate Purchase Obligation.

         This Collateralized Equity Contract shall not entitle the Obligor hereunder to any of the rights or privileges of a stockholder of the Corporation and shall not constitute a subscription for the Shares for any purpose.

         This Collateralized Equity Contract shall not be valid or obligatory for any purpose until countersigned by the Equity Contract Agent.

Dated:
       ---------------------------
                                        FIRST SHARES BANCORP, INC.


                                        By:
                                           -------------------------------

Attest:


----------------------------------

Countersigned:

FIRST BANK,
As Equity Contract Agent


By:
   -------------------------------

[Reverse Side]

                              ELECTION TO PURCHASE

                   (To be executed by an Obligor who wishes to purchase Shares prior to the Purchase Date)

To the Equity Contract Agent:

         The undersigned Obligor (1) exercises the right to purchase that number of shares of Common Stock, par value $0.01 per share, of First Shares Bancorp, Inc. which $______ (must be $1,000 or any integral multiple of $1,000) will purchase at the Share Price set forth in this Collateralized Equity Contract, and (2) makes payment in full for the number of shares so purchased by payment of the amount set forth above:

                  (Please check appropriate box.)

         [ ] in lawful money of the United States of America, by bank wire transfer to the Equity Contract Agent in immediately available funds or by certified or official bank check in New York Clearing House funds payable to or upon the order of the Corporation; or

         [ ]      by surrender herewith of Debentures.

         Please issue the certificate for Shares in the name of, and pay any cash for any fractional share to:


                  ----------------------------------------------------------
                  (Print or type name)


                  ----------------------------------------------------------
                  (Social Security or other identifying number)


                  ----------------------------------------------------------
                  (Street address)


                  ----------------------------------------------------------
                  (City)                       (State)           (Zip code)


Dated:
      ---------------------------------


                                       -----------------------------------------
                                       Signature

         Shares may be purchased in person or by mail at the following address:

                                   First Bank
                            996 South State Road 135
                            Greenwood, Indiana 46143

                                   ASSIGNMENT


         FOR VALUE RECEIVED, ______________________ hereby sells, assigns and transfers unto ________________________ the obligation and right represented by this Collateralized Equity Contract to purchase the shares of Common Stock, par value $.01 per share, of First Shares Bancorp, Inc. to which this Collateralized Equity Contract relates and appoints _________________________________________
attorney to transfer such obligation and right on the books of the Equity Contract Agent with full power of substitution in the premises. The undersigned hereby acknowledges that this transfer shall not be registered by the Equity Contract Agent until the transferee shall have collateralized its obligation under the Collateralized Equity Contract to be issued to the transferee in the manner provided herein and in the Equity Contract Agency Agreement referred to herein, and, until such collateral requirements shall be satisfied, the undersigned shall remain the registered Obligor under this Collateralized Equity Contract.

Dated:
      ---------------------------------         --------------------------------
                                                (Signature)


Signature Guaranteed:


------------------------------------------

                                   ACCEPTANCE


(To be executed by Obligor if Collateralized Equity Contract is being exchanged for a Commonly Registered Equity Contract)

         The undersigned hereby agrees to be bound by all of the terms and conditions set forth in the Commonly Registered Equity Contract to be issued in the name of the undersigned as the Obligor thereunder (and any other Commonly Registered Equity Contract to be issued in the name of the undersigned and evidencing all or any part of the same purchase obligation) including without limitation the obligation to pay the purchase price of Shares (as therein defined) when due and the right of offset of the Corporation set forth therein.


                                        ----------------------------------------
                                        (Signature of Obligor)


                                        Name of Obligor:



                                        ----------------------------------------
                                        Address of Obligor:



                                        ----------------------------------------


                                        ----------------------------------------

                              COLLATERAL AGREEMENT

      (To be executed by transferee of this Collateralized Equity Contract)


         As collateral security for the obligation of the undersigned under the Collateralized Equity Contract to be issued to the undersigned as the Obligor thereunder (and under any other Collateralized Equity Contract to be issued in the name of the undersigned and evidencing all or any part of the same purchase obligation), the undersigned does hereby pledge to First Bank, as Equity Contract Agent, and does hereby grant to it a security interest in, all of the undersigned's right, title and interest in and to the items of Collateral listed below (and all proceeds thereof and all Collateral from time to time delivered to the Equity Contract Agent in substitution therefor). The undersigned hereby assumes and agrees to perform the obligations of the Obligor set forth in said Collateralized Equity Contract.

         The undersigned does hereby deliver to the Equity Contract Agent such Collateral (other than book entry United States Treasury securities pledged herewith which have been registered in the name of the Equity Contract Agent, as custodian for the undersigned and as pledgee hereunder). Such Collateral shall be held by such Equity Contract Agent pursuant to, and until released in accordance with, the terms of the Equity Contract Agency Agreement dated as of ________________, 2002 between the Corporation and the Equity Contract Agent. The undersigned further agrees to be bound, or to continue to be bound, as the case may be, by all of the terms and conditions set forth in said Collateralized Equity Contract (and any other Collateralized Equity Contract to be issued in the name of the undersigned and evidencing all or any part of the same purchase obligation) and said Equity Contract Agency Agreement. The undersigned represents and warrants that he owns the Collateral free and clear of all liens, he has the authority and legal right to pledge such Collateral, and he has executed and delivered all instruments and, if requested by the Corporation, will take all such other action as may be necessary to cause all payments of principal and interest on such Collateral to be paid to the Equity Contract Agent. The undersigned agrees that, upon a default by the undersigned of his obligation under said Collateralized Equity Contract, (i) the Equity Contract Agent shall have, in addition to all other rights provided by law or contract, all the rights of a secured creditor with respect to the Collateral provided in the Uniform Commercial Code of the State of Indiana, (ii) the Equity Contract Agent may, subject to any requirements of applicable bankruptcy or other laws, sell all or a portion of such Collateral, apply the net proceeds, after deducting the reasonable expenses of such realization and the collection of such amounts (including attorneys' fees) and any amounts received by it upon the maturity of any Collateral following such default, to the payment of the purchase price, for the account of the undersigned, of the Shares covered by said Collateralized Equity Contract and transmit the certificates for such Shares for which full payment has been made to the undersigned; and (iii) unless otherwise required by applicable law, no notice of such sale need be given to the undersigned. The undersigned shall be liable for any deficiency in respect of such purchase price.

Dated:
      ------------------------------            --------------------------------
                                                (Signature of Transferee)

                                        Name of Transferee:


                                        ----------------------------------------

                                        Address of Transferee:


                                        ----------------------------------------


                                        ----------------------------------------


Collateral Delivered:


--------------------------------------------


--------------------------------------------